Exhibit 1.1

KILROY REALTY CORPORATION

Common Stock

UNDERWRITING AGREEMENT

dated April 15, 2010

Merrill Lynch, Pierce, Fenner & Smith

Incorporated

Barclays Capital Inc.

J.P. Morgan Securities Inc.

Underwriting Agreement

April 15, 2010

Merrill Lynch, Pierce, Fenner & Smith

    Incorporated

One Bryant Park

New York, New York 10036

Barclays Capital Inc.

745 Seventh Avenue

New York, New York 10019

J.P. Morgan Securities Inc.

383 Madison Avenue

New York, New York 10179

As Representatives of the several Underwriters

Ladies and Gentlemen:

Introductory. Kilroy Realty Corporation, a Maryland corporation (the “Company”), proposes to issue and sell to the several underwriters named in Schedule A (the “Underwriters”) an aggregate of 8,000,000 shares (the “Firm Shares”) of its Common Stock, par value $0.01 per share (the “Common Stock”). In addition, the Company has granted to the Underwriters an option to purchase up to an additional 1,200,000 shares (the “Optional Shares”) of Common Stock, as provided in Section 2. The Firm Shares and, if and to the extent such option is exercised, the Optional Shares are collectively called the “Shares.” Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”), Barclays Capital Inc. (“Barclays”) and J.P. Morgan Securities Inc. (“J.P. Morgan”) have agreed to act as representatives of the several Underwriters (in such capacity, the “Representatives”) in connection with the offering and sale of the Shares.

To the extent there are no additional Underwriters listed on Schedule A other than you, the terms Representatives and Underwriters as used herein shall mean you, as Underwriters and Representatives. The terms Representatives and Underwriters shall mean either the singular or plural as the context requires.

References in this Agreement to “subsidiaries” of the Company shall include the Operating Partnership (as defined below).

The Company and Kilroy Realty, L.P., a Delaware limited partnership (the “Operating Partnership”), hereby confirm their respective agreements with the Underwriters as follows:

SECTION 1. Representations and Warranties of the Company and the Operating Partnership.

The Company and the Operating Partnership, jointly and severally, represent and warrant to, and covenant with, each Underwriter as follows:

(a) The Company has prepared and filed with the Securities and Exchange Commission (the “Commission”) a registration statement on Form S-3 (File No. 333-153584), and a related base prospectus dated September 19, 2008 (the “Base Prospectus”), to be used in connection with the public offering and sale of the Shares. Such registration statement, including the financial statements, exhibits and schedules thereto, at each time of effectiveness under the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder (collectively, the “Securities Act”), including any required information deemed to be a part thereof at the time of effectiveness pursuant to Rule 430B under the Securities Act or the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (collectively, the “Exchange Act”), is called the “Registration Statement.” Any preliminary prospectus supplement to the Base Prospectus that describes the Shares and the offering thereof and is used prior to filing of the Prospectus, including, but not limited to, the Pre-Pricing Prospectus (as defined below), is called, together with the Base Prospectus, a “preliminary prospectus.” The term “Prospectus” shall mean the final prospectus supplement dated April 15, 2010 relating to the Shares (the “Prospectus Supplement”), together with the Base Prospectus, that are first filed pursuant to Rule 424(b) after the date and time that this Agreement is executed and delivered by the parties hereto (the “Execution Time”). Any reference herein to the Registration Statement, any preliminary prospectus including, but not limited to, the Pre-Pricing Prospectus, the Base Prospectus, the Prospectus Supplement or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Securities Act; any reference to any amendment or supplement to any preliminary prospectus or the Prospectus shall be deemed to refer to and include any documents filed after the date of such preliminary prospectus or Prospectus, as the case may be, under the Exchange Act, and incorporated by reference in such preliminary prospectus or Prospectus, as the case may be; and any reference to any amendment to the Registration Statement shall be deemed to refer to and include any annual report of the Company filed pursuant to Section 13(a) or 15(d) of the Exchange Act after the effective date of the Registration Statement that is incorporated by reference in the Registration Statement.

(b) Compliance with Registration Requirements. The Registration Statement has become effective under the Securities Act and there are no outstanding requests of the Commission for additional or supplemental information. No stop order suspending the effectiveness of the Registration Statement is in effect, the Commission has not issued any order or notice preventing or suspending the use of the Registration Statement, any preliminary prospectus or the Prospectus and no proceedings for such purpose have been instituted or are pending or, to the best knowledge of the Company or the Operating Partnership, are contemplated or threatened by the Commission.

Each preliminary prospectus and the Prospectus when filed complied in all material respects with the Securities Act and the rules thereunder. Each of the Registration Statement and any post-effective amendment thereto, at each time of effectiveness (including, without limitation, each “new effective date” with respect to the Underwriters pursuant to Rule 430B(f)(2) of the Securities Act) and at the date hereof, complied and will comply in all material respects with the Securities Act and did not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading. The Prospectus, as amended or supplemented, as of its date, at the date hereof, at the time of any filing pursuant to Rule 424(b), at the Closing Date (as defined herein) and at any Subsequent Closing Date (as defined herein), did not and will not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The representations and warranties set forth in the two immediately preceding sentences do not apply to statements in or omissions from the Registration Statement or any post-effective amendment thereto, or the Prospectus, or any amendments or supplements thereto, made in reliance upon and in conformity with information relating to any Underwriter furnished to the Company and the Operating Partnership in writing by the Representatives expressly for use therein, it being understood and agreed that the only such information furnished by the Representatives consists of the information described as such in Section 8(b) hereof. There is no contract or other document required to be described in the Prospectus or to be filed as an exhibit to the Registration Statement that has not been described or filed as required.

(c) Documents incorporated by reference. The documents incorporated by reference in the Prospectus, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Securities Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder. Any documents to be filed and incorporated by reference in the Prospectus or any further amendment or supplement to any documents previously filed and incorporated by reference, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Securities Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder. None of such documents did or will, as the case may be, as of its respective filing or effective date, as the case may be, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(d) Disclosure Package. The term “Disclosure Package” shall mean (i) the Base Prospectus together with the preliminary prospectus dated April 14, 2010 (the “Pre-Pricing Prospectus”), (ii) the issuer free writing prospectuses as defined in Rule 433 of the Securities Act, if any, identified in Schedule C hereto (each, an “Issuer Free Writing Prospectus”), (iii) any other free writing prospectus that the parties hereto shall hereafter expressly agree in writing to treat as part of the Disclosure Package and (iv) the information included on Schedule D hereto including, but not limited to, information regarding the number of Shares being sold and the price at which the Shares will be sold to the public. As of 8:30 a.m. (Eastern time) on the date of execution and delivery of this Agreement (the “Applicable Time”), the Disclosure Package did not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The preceding sentence does not apply to statements in or omissions from the Disclosure Package based upon and in conformity with written information furnished to the Company and the Operating Partnership by any Underwriter through the Representatives specifically for use therein, it being understood and agreed that the only such information furnished by or on behalf of any Underwriter consists of the information described as such in Section 8(b) hereof.

(e) Company is Well-Known Seasoned Issuer. (i) At the time of filing the Registration Statement, (ii) at the time of the most recent amendment thereto for the purposes of complying with Section 10(a)(3) of the Securities Act (whether such amendment was by post-effective amendment, incorporated report filed pursuant to Section 13 or 15(d) of the Exchange Act or form of prospectus), (iii) at the time the Company or any person acting on its behalf (within the meaning, for this clause only, of Rule 163(c) of the Securities Act) made any offer relating to the Shares in reliance on the exemption of Rule 163 of the Securities Act, and (iv) at the Execution Time of this Agreement (with such date being used as the determination date for purposes of this clause (iv)), the Company was and is a “well known seasoned issuer” as defined in Rule 405 of the Securities Act. The Registration Statement is an “automatic shelf registration statement,” as defined in Rule 405 of the Securities Act and the Company has not received from the Commission any notice pursuant to Rule 401(g)(2) of the Securities Act objecting to use of the automatic shelf registration statement form.

(f) [Intentionally omitted.]

(g) Issuer Free Writing Prospectuses. Each Issuer Free Writing Prospectus, as of its issue date did not and, unless superseded by a subsequent Issuer Free Writing Prospectus, as of the date of this Agreement, does not include any information that conflicted or conflicts with the information contained in the Registration Statement. If at any time following the date of this Agreement, there occurs an event or development as a result of which such Issuer Free Writing Prospectus would conflict with the information contained in the Registration Statement, the Company will promptly notify the Representatives and will promptly amend or supplement, at its own expense, such Issuer Free Writing Prospectus to eliminate or correct such conflict. The foregoing two sentences do not apply to statements in or omissions from any Issuer Free Writing Prospectus based upon and in conformity with written information furnished to the Company and the Operating Partnership by any Underwriter through the Representatives specifically for use therein, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in Section 8(b) hereof.

(h) Accuracy of Statements in Prospectus. The statements in:

(i) the Disclosure Package and the Prospectus under the captions (a) “Description of Capital Stock” as supplemented by the statements under the caption “Supplemental Description of Capital Stock,” (b) “Description of Material Provisions of the Partnership Agreement of Kilroy Realty, L.P.” (other than as set forth under the heading “—Series B Junior Participating Preferred Units”), as supplemented by the statements under the caption “Supplemental Description of Material Provisions of the Partnership Agreement of Kilroy Realty, L.P.,” (c) “Certain Provisions of Maryland Law and of Our Charter and Bylaws” as supplemented by the statements under the caption “Supplemental Description of Certain Provisions of Maryland Law and of Our Charter and Bylaws” and (d) “Underwriting”;

(ii) Exhibit 99.2 to the Company’s Current Report on Form 8-K filed on April 14, 2010 under the heading “United States Federal Income Tax Considerations”; and

(iii) the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2009 under the captions (a) “Risk Factors- Our common limited partners have limited approval rights, which may prevent us from completing a change of control transaction that may be in the best interests of stockholders,” (b) “Risk Factors-In certain circumstances, our limited partners must approve the dissolution of the Operating Partnership and the disposition of properties they contributed,” (c) “Risk Factors-There are restrictions on the ownership of our capital stock, which limit the opportunities for a change of control at a premium to existing stockholders” and (d) “Risk Factors-Our charter contains provisions that may delay, deter or prevent a change of control transaction,” as supplemented by the statements under the caption “Supplemental Description of Certain Provisions of Maryland Law and of Our Charter and Bylaws” in the Disclosure Package and the Prospectus,

insofar as such statements summarize legal matters, agreements, documents or proceedings discussed therein, are accurate and fair summaries of such legal matters, agreements, documents or proceedings in all material respects.

(i) Distribution of Offering Material By the Company. The Company has not distributed and will not distribute, prior to the later of the last Subsequent Closing Date (as defined below) and the completion of the Underwriters’ distribution of the Shares, any offering material in connection with the offering and sale of the Shares other than the Pre-Pricing Prospectus, the Prospectus, any Issuer Free Writing Prospectus reviewed and consented to by the Representatives or included in Schedule C hereto or the Registration Statement.

(j) The Underwriting Agreement. This Agreement has been duly authorized, executed and delivered by the Company and the Operating Partnership.

(k) Authorization of the Shares. The Shares have been duly authorized for issuance and sale pursuant to this Agreement and, when issued and delivered by the Company to the Underwriters pursuant to this Agreement on the Closing Date or any Subsequent Closing Date, will be validly issued, fully paid and nonassessable. The issuance of the Shares is not subject to any preemptive rights, rights of first refusal or other similar rights to subscribe for or purchase the Shares.

(l) No Transfer Taxes. There are no transfer taxes or other similar fees or charges under federal law or the laws of any state, or any political subdivision thereof, required to be paid in connection with the execution and delivery of this Agreement or the issuance by the Company or sale by the Company of the Shares.

(m) No Applicable Registration or Other Similar Rights. There are no persons with registration or other similar rights to have any equity or debt securities registered for sale under the Registration Statement, included in the offering contemplated by this Agreement or otherwise registered by the Company under the Securities Act.

(n) No Material Adverse Change. Except as otherwise disclosed in the Disclosure Package and the Prospectus, subsequent to the respective dates as of which information is given in the Disclosure Package: (i) there has been no material adverse change, or any development that could reasonably be expected to result in a material adverse change, in the condition, financial or otherwise, or in the earnings, business, properties or operations, whether or not arising from transactions in the ordinary course of business, of the Company and its subsidiaries, considered as one entity (any such change is called a “Material Adverse Change”); (ii) the Company and its subsidiaries, considered as one entity, have not incurred any material liability or obligation, indirect, direct or contingent, nor entered into any material transaction or agreement; and (iii) there has been no dividend or distribution of any kind declared, paid or made by the Company or, except for dividends paid to the Company or other subsidiaries, any of its subsidiaries on any class of capital stock or repurchase or redemption by the Company or any of its subsidiaries of any class of capital stock.

(o) Independent Accountants. Deloitte & Touche LLP, who have expressed their opinion with respect to the financial statements (which term as used in this Agreement includes the related notes thereto) and supporting schedules filed with the Commission as a part of the Registration Statement and included in the Disclosure Package and the Prospectus, are independent public accountants with respect to the Company as required by the Securities Act and the Exchange Act and the applicable published rules and regulations thereunder.

(p) Preparation of the Financial Statements. The financial statements filed with the Commission as a part of or incorporated by reference in the Registration Statement and included or incorporated by reference in the Disclosure Package and the Prospectus present fairly the consolidated financial position of the Company and its subsidiaries as of and at the dates indicated and the results of their operations and cash flows for the periods specified. The supporting schedules included or incorporated by reference in the Registration Statement present fairly the information required to be stated therein. Such financial statements and supporting schedules comply as to form in all material respects with the applicable accounting requirements of the Securities Act and have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved, except as may be expressly stated in the related notes thereto. No other financial statements or supporting schedules are required to be included or incorporated by reference in the Registration Statement, any preliminary prospectus or the Prospectus. The financial data under the caption “Selected Financial Data” contained in documents incorporated by reference in the Prospectus is presented in accordance with Item 301 of Regulation S-K and derived from the audited financial statements contained in the Registration Statement.

(q) [Intentionally omitted.]

(r) Incorporation and Good Standing of the Company and its Subsidiaries. Each of the Company and its subsidiaries has been duly organized and is validly existing as a corporation, limited partnership or limited liability company, as the case may be, in good standing under the laws of the jurisdiction of its organization and has power and authority as a corporation, limited partnership or limited liability company, as the case may be, to own or lease, as the case may be, and operate its properties and to conduct its business as described in the Disclosure Package and the Prospectus and, in the case of the Company and the Operating Partnership, to enter into and perform its obligations under this Agreement. Each of the Company and each subsidiary is duly qualified as a foreign corporation, limited partnership or limited liability company, as the case may be, to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except for such jurisdictions where the failure to so qualify or to be in good standing would not, individually or in the aggregate, result in a material adverse effect, on the condition, financial or otherwise, or on the earnings, business, properties or operations, whether or not arising from transactions in the ordinary course of business, of the Company and its subsidiaries, considered as one entity (a “Material Adverse Effect”). All of the issued and outstanding shares of capital stock of each subsidiary that is a corporation, all of the issued and outstanding limited and general partnership interests of each subsidiary that is a limited partnership and all of the issued and outstanding limited liability company interests (or other similar interests) of each subsidiary that is a limited liability company have been duly authorized and validly issued, are fully paid and (except for general partnership interests) nonassessable and, except as may be described in the following sentence, are owned by the Company, directly or through subsidiaries, free and clear of any Lien (as defined below). Without limiting the generality of the foregoing (i) as of the date of this Agreement, the Company is, and, as of the Closing Date and at any Subsequent Closing Date, the Company will be, the sole general partner of the Operating Partnership, and as of the date of this Agreement, the Company does, and, as of the Closing Date and at any Subsequent Closing Date, the Company will, subject to the redemption of common units of limited partnership interest of the Operating Partnership (the “Common Units”) in exchange for shares of Common Stock pursuant to the Fifth Amended and Restated Agreement of Limited Partnership of the Operating Partnership (as amended through the date hereof, the “Partnership Agreement”), own 95.0% of the Common Units, (ii) as of the date of this Agreement, the Company does, and, as of the Closing Date and at any Subsequent Closing Date, the Company will, own 100% of the capital stock of Kilroy Realty Finance, Inc., a Delaware corporation and a wholly-owned subsidiary of the Company (“KRF”), (iii) as of the date of this Agreement, KRF is, and, as of the Closing Date and at any Subsequent Closing Date, KRF will be, the sole general partner of Kilroy Realty Finance Partnership, L.P., a Delaware limited partnership (the “Finance Partnership”), and, as of the date of this Agreement, KRF does, and, as of the Closing Date and at any Subsequent Closing Date, KRF will, own a 1.0% partnership interest in the Finance Partnership, and, as of the date of this Agreement, the Operating Partnership does, and, as of the Closing Date and at any Subsequent Closing Date, the Operating Partnership will, own a 99.0% partnership interest in the Finance Partnership, (iv) as of the date of this Agreement, the Operating Partnership does, and, as of the Closing Date and at any Subsequent Closing Date, the Operating Partnership will, own all of the capital stock of Kilroy Realty TRS, Inc., a Delaware corporation and wholly-owned subsidiary of the Operating Partnership (“KRTRS”), (v) as of the date of this Agreement, the Operating Partnership does, and, as of the Closing Date and at any Subsequent Closing Date, the Operating Partnership will, own a 100% interest in Kilroy Services, LLC, a Delaware limited liability company (“KSLLC”), (vi) as of the date of this Agreement, the Operating Partnership does, and, as of the Closing Date and at any Subsequent Closing Date, the Operating Partnership will, own a 100.0% interest in Kilroy RB LLC, (vii) as of the date of this Agreement, the Finance Partnership is, and, as of the Closing Date and at any Subsequent Closing Date, the Finance Partnership will, own a 100.0% partnership interest in Kilroy RB II LLC and (viii) as of the date of this Agreement, the Company does, and, as of the Closing Date and at any Subsequent Closing Date, the Company will, own a 99.0% interest in Kilroy Realty Management, L.P., a Delaware limited partnership (“KRMLP”), and, as of the date of this Agreement, the Operating Partnership does, and, as of the Closing Date and at any Subsequent Closing Date, the Operating Partnership will, own a 1.0% partnership interest in KRMLP. The Company does not own or control, directly or indirectly, any corporation, association or other entity other than the subsidiaries listed in Exhibit 21.1 to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2009.

(s) Capitalization and Other Capital Stock Matters. The authorized, issued and outstanding capital stock of the Company is as set forth in the line items appearing under the caption “Stockholders’ Equity” in the Company’s consolidated balance sheet as of December 31, 2009 appearing in its Annual Report on Form 10-K for the fiscal year ended December 31, 2009 (other than for subsequent issuances or share repurchases or cancellations, if any, pursuant to this Agreement, any employee benefit plans or dividend reinvestment plans described in the Disclosure Package and the Prospectus or upon exercise of outstanding options described in the Disclosure Package and the Prospectus, as the case may be, or upon the redemption of Common Units pursuant to the Partnership Agreement). The Common Stock (including the Shares) conforms in all material respects to the description thereof contained in the Disclosure Package and the Prospectus. All of the issued and outstanding shares of Common Stock have been duly authorized and validly issued, are fully paid and nonassessable and have been issued in compliance with federal and state securities laws. None of the outstanding shares of Common Stock were issued in violation of any preemptive rights, rights of first refusal or other similar rights to subscribe for or purchase securities of the Company. The Company has duly reserved a sufficient number of shares of preferred stock, par value $0.01 per share (the “Preferred Stock”), for issuance upon exchange of the units of partnership interest of the Operating Partnership. There are no authorized or outstanding options, warrants, preemptive rights, rights of first refusal or other rights to purchase, or equity or debt securities convertible into or exchangeable or exercisable for, any capital stock of the Company or any of its subsidiaries other than those accurately described in the Disclosure Package and the Prospectus. The description of the Company’s stock option, stock bonus and other stock plans or arrangements, and the options or other rights granted thereunder incorporated by reference in the Disclosure Package and the Prospectus accurately and fairly presents the terms and conditions of such plans, arrangements, options and rights in all material respects.

(t) [Intentionally omitted.]

(u) Non-Contravention of Existing Instruments; No Further Authorizations or Approvals Required. Neither the Company nor any of its subsidiaries is (i) in violation or in default (or, with the giving of notice or lapse of time, would be in default) (“Default”) under its charter or bylaws, limited partnership agreement, limited liability company agreement or similar organizational documents, as the case may be, (ii) in Default under any indenture, mortgage, loan or credit agreement, deed of trust, note, contract, franchise, lease or other agreement, obligation, condition, covenant or instrument to which the Company or such subsidiary is a party or by which it may be bound, or to which any of the property or assets of the Company or any of its subsidiaries is subject (each, an “Existing Instrument”) or (iii) in violation of any statute, law, rule, regulation, judgment, order or decree of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Company or such subsidiary or any of its properties, as applicable, except with respect to clauses (ii) and (iii) only, for such Defaults as would not, individually or in the aggregate, have a Material Adverse Effect. The Company’s and the Operating Partnership’s execution, delivery and performance of this Agreement and consummation of the transactions contemplated hereby, by the Disclosure Package and by the Prospectus (i) have been duly authorized by all necessary corporate and partnership action and will not result in any Default under the charter or bylaws or other organizational documents of the Company or any subsidiary, (ii) will not conflict with or constitute a breach of, or Default under, or result in the creation or imposition of any Lien upon any property or assets of the Company, the Operating Partnership or any of their respective subsidiaries pursuant to, or require the consent of any other party to, any Existing Instrument, and (iii) will not result in any violation of any statute, law, rule, regulation, judgment, order or decree applicable to the Company, the Operating Partnership or any of their respective subsidiaries of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Company, the Operating Partnership or any of their respective subsidiaries or any of its or their properties, except with respect to clauses (ii) and (iii) only, for such conflicts, breaches, Defaults, Liens, consents or violations as would not, individually or in the aggregate, have a Material Adverse Effect. No consent, approval, authorization or other order of, or registration or filing with, any court or other governmental or regulatory authority or agency is required for the Company’s and the Operating Partnership’s execution, delivery and performance of this Agreement and consummation of the transactions contemplated hereby, except such as have been obtained or made by the Company and are in full force and effect under the Securities Act, the Exchange Act, applicable state securities or blue sky laws and from the Financial Industry Regulatory Authority (the “FINRA”).

(v) No Material Actions or Proceedings. There are no legal or governmental actions, suits or proceedings pending or, to the best of the Company’s and the Operating Partnership’s knowledge, threatened (i) against or affecting the Company or any of its subsidiaries or (ii) which has as the subject thereof any property owned or leased by the Company or any of its subsidiaries or, to the best of the Company’s and the Operating Partnership’s knowledge, any officer or director, where in any such case (A) there is a reasonable possibility that such action, suit or proceeding might be determined adversely to the Company or such subsidiary, or any officer or director of, or property owned or leased by, the Company or any of its subsidiaries and (B) any such action, suit or proceeding, if so determined adversely, would reasonably be expected to have a Material Adverse Effect or adversely affect the consummation of the transactions contemplated by this Agreement.

(w) Labor Matters. No labor problem or dispute with the employees of the Company or any of its subsidiaries exists or, to the best of the Company’s and the Operating Partnership’s knowledge, is threatened or imminent, and neither the Company nor the Operating Partnership is aware of any existing or imminent labor disturbance by the employees of any of its or its subsidiaries’ principal suppliers, contractors or customers, that could have a Material Adverse Effect.

(x) Intellectual Property Rights. The Company and its subsidiaries own, possess, license or have other rights to use, on reasonable terms, all patents, patent applications, trade and service marks, trade and service mark registrations, trade names, copyrights, licenses, inventions, trade secrets, technology, know-how and other intellectual property (collectively, the “Intellectual Property”) necessary for the conduct of the Company’s and its subsidiaries’ business as now conducted or as proposed in the Disclosure Package and the Prospectus to be conducted.

(y) All Necessary Permits, etc. The Company and each subsidiary possess such valid and current licenses, certificates, authorizations or permits (collectively, the “Permits”) issued by the appropriate state, federal or foreign regulatory agencies or bodies necessary to conduct their respective businesses except for such Permits where the failure to so possess would not, individually or in the aggregate, have a Material Adverse Effect, and neither the Company nor any subsidiary has received any notice of proceedings relating to the revocation or modification of, or non-compliance with, any such license, certificate, authorization or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, could reasonably be expected to have a Material Adverse Effect.

(z) Title to Properties. Except as otherwise disclosed in the Disclosure Package and the Prospectus, the Company and each of its subsidiaries has good and marketable title to all the properties and assets reflected as owned in the financial statements referred to in Section 1(p) above, in each case free and clear of any Liens and other defects, except such as do not materially and adversely affect the value of such property and do not materially interfere with the use made or proposed to be made of such property by the Company or such subsidiary. To the best of the Company’s and the Operating Partnership’s knowledge, the real property, improvements, equipment and personal property held under lease by the Company or any subsidiary are held under valid and enforceable leases, with such exceptions as are not material and do not materially interfere with the use made or proposed to be made of such real property, improvements, equipment or personal property by the Company or such subsidiary. All Liens on or affecting any of the properties and assets of the Company or any of its subsidiaries which are required to be disclosed in the Disclosure Package and the Prospectus are disclosed therein. Each of the properties owned by the Company and its subsidiaries complies with all applicable codes, laws and regulations (including, without limitation, building and zoning codes, laws and regulations and laws relating to access to such properties), except if and to the extent described in the Disclosure Package and the Prospectus and except for such failures to comply as would not result in a Material Adverse Effect; the Company and the Operating Partnership have no knowledge of any pending or threatened condemnation or zoning change that could reasonably be expected in any material respect to affect the size of, use of, improvements of, construction on, or access to any of the properties of the Company and its subsidiaries; and the Company and the Operating Partnership have no knowledge of any pending or threatened proceeding or action that will in any manner affect the size of, use of, improvements on, construction on, or access to any of the properties of the Company or its subsidiaries.

(aa) Tax Law Compliance. The Company and its consolidated subsidiaries have filed all necessary federal, state, local and foreign income and franchise tax returns in a timely manner and have paid all taxes required to be paid by any of them and, if due and payable, any related or similar assessment, fine or penalty levied against any of them, except for any taxes, assessments, fines or penalties as may be being contested in good faith and by appropriate proceedings and except to the extent a failure to so file or pay would not, individually or in the aggregate, have a Material Adverse Effect. The Company has made appropriate provisions in the applicable financial statements referred to in Section 1(p) above in respect of all federal, state, local and foreign income and franchise taxes for all current or prior periods as to which the tax liability of the Company or any of its consolidated subsidiaries has not been finally determined.

(bb) Company Not an “Investment Company.” Each of the Company and the Operating Partnership has been advised of the rules and requirements under the Investment Company Act of 1940, as amended (the “Investment Company Act”). Neither the Company nor the Operating Partnership is, and after receipt of payment for the Shares and the application of the proceeds thereof as contemplated under the caption “Use of Proceeds” in the Disclosure Package and the Prospectus, neither the Company, the Operating Partnership nor any other subsidiary of the Company will be, an “investment company” within the meaning of the Investment Company Act and each of the Company and Operating Partnership will conduct its business in a manner so that it will not become subject to the Investment Company Act.

(cc) Insurance. The Company and its subsidiaries are insured by recognized, financially sound and reputable institutions with policies in such amounts and with such deductibles and covering such risks as are generally deemed adequate and customary for their businesses including, but not limited to, policies covering real and personal property owned or leased by the Company and its subsidiaries against theft, damage, destruction and acts of vandalism. All policies of insurance and fidelity or surety bonds, if any, insuring the Company or any of its subsidiaries or their respective businesses, assets, employees, officers and directors are in full force and effect; the Company and its subsidiaries are in compliance with the terms of such policies and instruments in all material respects; and there are no claims by the Company or any of its subsidiaries under any such policy or instrument as to which any insurance company is denying liability or defending under a reservation of rights clause; and neither the Company nor any such subsidiary has been refused any insurance coverage sought or applied for where the failure to obtain such insurance coverage would reasonably be expected to have a Material Adverse Effect. The Company has no reason to believe that it or any subsidiary will not be able (i) to renew its existing insurance coverage as and when such policies expire or (ii) to obtain comparable coverage from similar institutions as may be necessary or appropriate to conduct its business as now conducted and at a cost that would not have a Material Adverse Effect.

(dd) No Restrictions on Dividends. No subsidiary of the Company is currently prohibited, directly or indirectly, from paying any dividends to the Company, from making any other distribution on such subsidiary’s capital stock, from repaying to the Company any loans or advances to such subsidiary from the Company or from transferring any of such subsidiary’s property or assets to the Company or any other subsidiary of the Company, except as described in or contemplated by the Disclosure Package and the Prospectus or to the extent such limitation would not impair the Company’s ability to maintain its status as a real estate investment trust under the Code (as defined below).

(ee) No Price Stabilization or Manipulation. Neither the Company nor the Operating Partnership has taken, directly or indirectly, any action designed to or that might be reasonably expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares.

(ff) Related Party Transactions. There are no business relationships or related-party transactions involving the Company, the Operating Partnership or any other subsidiary or any other person required to be described in the Disclosure Package or the Prospectus that have not been described as required.

(gg) Internal Controls and Procedures. The Company maintains (i) effective internal control over financial reporting as defined in Rule 13a-15 under the Exchange Act, and (ii) a system of internal accounting controls sufficient to provide reasonable assurance that (A) transactions are executed in accordance with management’s general or specific authorizations; (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (C) access to assets is permitted only in accordance with management’s general or specific authorization; and (D) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

(hh) No Material Weakness in Internal Controls. Except as disclosed in the Disclosure Package and the Prospectus, or in any document incorporated by reference therein, since the end of the Company’s most recent audited fiscal year, there has been (i) no material weakness in the Company’s internal control over financial reporting (whether or not remediated) and (ii) no change in the Company’s internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting.

(ii) [Intentionally omitted.]

(jj) No Unlawful Contributions or Other Payments. Neither the Company nor any of its subsidiaries nor, to the knowledge of the Company or the Operating Partnership, any director, officer, agent, employee or affiliate of the Company or any of its subsidiaries is aware of or has taken any action, directly or indirectly, that would result in a violation by such Persons of the FCPA, including, without limitation, making use of the mails or any means or instrumentality of interstate commerce corruptly in furtherance of an offer, payment, promise to pay or authorization of the payment of any money, or other property, gift, promise to give, or authorization of the giving of anything of value to any “foreign official” (as such term is defined in the FCPA) or any foreign political party or official thereof or any candidate for foreign political office, in contravention of the FCPA, and the Company, its subsidiaries and, to the knowledge of the Company and the Operating Partnership, its affiliates have conducted their businesses in compliance with the FCPA and have instituted and maintain policies and procedures designed to ensure, and which are reasonably expected to continue to ensure, continued compliance therewith.

“FCPA” means Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder.

(kk) No Conflict with Money Laundering Laws. To the best of the Company’s and the Operating Partnership’s knowledge, the operations of the Company and its subsidiaries are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all applicable jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries with respect to the Money Laundering Laws is pending or, to the best knowledge of the Company and the Operating Partnership, threatened.

(ll) No Conflict with OFAC Laws. Neither the Company nor any of its subsidiaries nor, to the knowledge of the Company and the Operating Partnership, any director, officer, agent, employee or affiliate of the Company or any of its subsidiaries is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”); and none of the Company or any of its subsidiaries will directly or indirectly use the proceeds of the offering, or lend, contribute or otherwise make available such proceeds, to any subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC.

(mm) Compliance with Environmental Laws. Except as disclosed or incorporated by reference in the Disclosure Package and the Prospectus: (i) each property owned or leased by the Company or any of its subsidiaries, including, without limitation, the Environment (as defined below) associated with such property, is free of any Hazardous Substance (as defined below) in violation of any Environmental Law (as defined below) applicable to such property, except for Hazardous Substances that would not reasonably be expected to result in a Material Adverse Effect; (ii) the Company and its subsidiaries have not caused or suffered to occur any Release (as defined below) of any Hazardous Substance into the Environment on, in, under or from any property owned or leased by the Company or any of its subsidiaries, and no condition exists on, in, under or, to the knowledge of the Company and the Operating Partnership, adjacent to any such property that could result in the incurrence of liabilities by the Company or any of its subsidiaries or any violations by the Company or any of its subsidiaries of any Environmental Law applicable to such property, give rise to the imposition of any Lien under any Environmental Law, or cause or constitute a health, safety or environmental hazard to any property, person or entity, except in each case that would not reasonably be expected to have a Material Adverse Effect; (iii) neither the Company or any subsidiary nor, to the knowledge of the Company and the Operating Partnership, any tenant of any of the properties owned or leased by the Company and its subsidiaries has received any written notice of a claim under or pursuant to any Environmental Law applicable to such property or under common law pertaining to Hazardous Substances on or originating from such property, except for any such claims which would not have a Material Adverse Effect; (iv) neither the Company or any subsidiary nor, to the knowledge of the Company and the Operating Partnership, any tenant of any of the properties owned or leased by the Company and its subsidiaries has received any written notice from any governmental authority (as defined below) claiming any violation of any Environmental Law applicable to such property that is uncured or unremediated as of the date hereof, except for any such violations which would not have a Material Adverse Effect; (v) no property owned or leased by the Company and its subsidiaries is included or, to the knowledge of the Company and the Operating Partnership, proposed for inclusion on the National Priorities List issued pursuant to CERCLA (as defined below) by the United States Environmental Protection Agency (the “EPA”), nor has the Company or any subsidiary received any written notice from the EPA or any other governmental authority proposing the inclusion of any such property on such list; (vi) the Company and its subsidiaries and, to the knowledge of the Company and the Operating Partnership, each tenant at any of the properties owned or leased by the Company and its subsidiaries (a) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (b) are in compliance with all terms and conditions of any such permit, license or approval, except in each case where such noncompliance, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals would not have a Material Adverse Effect; and (vii) there are no costs or liabilities associated with Environmental Laws (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties) which would reasonably be expected to have a Material Adverse Effect.

As used herein: “Hazardous Substance” shall include, without limitation, any hazardous substance, hazardous waste, toxic or dangerous substance, pollutant, solid waste or similarly designated materials, including, without limitation, oil, petroleum or any petroleum-derived substance or waste, asbestos or asbestos-containing materials, PCBs, pesticides, explosives, radioactive materials, dioxins, urea formaldehyde insulation or any constituent of any such substance, pollutant or waste, including any such substance, pollutant or waste identified or regulated under any Environmental Law (including, without limitation, materials listed in the United States Department of Transportation Optional Hazardous Material Table, 49 C.F.R. Section 172.101, as heretofore amended, or in the EPA’s List of Hazardous Substances and Reportable Quantities, 40 C.F.R. Part 302, as heretofore amended); “Environment” shall mean any surface water, drinking water, ground water, land surface, subsurface strata, river sediment, buildings, structures, and ambient, workplace and indoor air; “Environmental Law” shall mean the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended (42 U.S.C. Section 9601 et seq.) (“CERCLA”), the Resource Conservation and Recovery Act of 1976, as amended (42 U.S.C. Section 6901, et seq.), the Clean Air Act, as amended (42 U.S.C. Section 7401, et seq.), the Clean Water Act, as amended (33 U.S.C. Section 1251, et seq.), the Toxic Substances Control Act, as amended (15 U.S.C. Section 2601, et seq.), the Occupational Safety and Health Act of 1970, as amended (29 U.S.C. Section 651, et seq.), the Hazardous Materials Transportation Act, as amended (49 U.S.C. Section 1801, et seq.), and all other applicable federal, state and local laws, ordinances, regulations, rules, orders, decisions and permits relating to the protection of the environment or of human health from environmental effects; “Lien” shall mean, with respect to any securities, assets or other property owned or leased by the Company or any of its subsidiaries, any mortgage, deed of trust, pledge, security interest, lien, encumbrance, penalty, fine, charge, assessment, judgment or other liability in, on or affecting such securities, assets or other property; and “Release” shall mean any spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, dumping, emanating or disposing of any Hazardous Substance into the Environment, including, without limitation, the abandonment or discard of barrels, containers, tanks (including, without limitation, underground storage tanks) or other receptacles containing or previously containing any Hazardous Substance or any release, emission, discharge or similar term, as those terms are defined or used in any Environmental Law.

Except as disclosed in the Disclosure Package and the Prospectus, there are no costs or liabilities associated with Environmental Laws (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties) which would have a Material Adverse Effect.

(nn) [Intentionally omitted.]

(oo) ERISA Compliance. None of the following events has occurred or exists: (i) a failure to fulfill the obligations, if any, under the minimum funding standards of Section 302 of the United States Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and the regulations and published interpretations thereunder with respect to a Plan, determined without regard to any waiver of such obligations or extension of any amortization period; (ii) an audit or investigation by the Internal Revenue Service, the U.S. Department of Labor, the Pension Benefit Guaranty Corporation or any other federal or state governmental agency or any foreign regulatory agency with respect to the employment or compensation of employees by any member of the Company that could have a Material Adverse Effect; (iii) any breach of any contractual obligation, or any violation of law or applicable qualification standards, with respect to the employment or compensation of employees by any member of the Company that could have a Material Adverse Effect. None of the following events has occurred or is reasonably likely to occur: (i) a material increase in the aggregate amount of contributions required to be made to all Plans in the current fiscal year of the Company compared to the amount of such contributions made in the Company’s most recently completed fiscal year; (ii) a material increase in the Company’s “accumulated post-retirement benefit obligations” (within the meaning of Statement of Financial Accounting Standards 106) compared to the amount of such obligations in the Company’s most recently completed fiscal year; (iii) any event or condition giving rise to a liability under Title IV of ERISA that could have a Material Adverse Effect; or (iv) the filing of a claim by one or more employees or former employees of the Company related to their employment that could have a Material Adverse Effect. For purposes of this paragraph, the term “Plan” means a plan (within the meaning of Section 3(3) of ERISA) subject to Title IV of ERISA with respect to which any member of the Company may have any liability.

(pp) Sarbanes-Oxley Compliance. The Company and all of the Company’s directors or officers, in their capacities as such, have complied in all material respects with the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith (the “Sarbanes-Oxley Act”), including Section 402 related to loans and Sections 302 and 906 related to certifications.

(qq) Lending Relationship. Except as disclosed in the Disclosure Package and the Prospectus, neither the Company nor the Operating Partnership nor any other subsidiaries of the Company (i) has any material lending or other relationship with any bank or lending affiliate of any Underwriter or (ii) intends to use any of the proceeds from the sale of the Shares hereunder to repay any outstanding debt owed to any affiliate of any Underwriter.

(rr) Statistical and Market Related Data. Nothing has come to the attention of the Company or the Operating Partnership that has caused the Company or the Operating Partnership to believe that the statistical and market-related data included or incorporated by reference in the Disclosure Package and the Prospectus is not based on or derived from sources that are reliable and accurate in all material respects.

(ss) REIT Status. The Company has been organized and operated in conformity with the requirements for qualification and taxation as a real estate investment trust under the Internal Revenue Code of 1986, as amended (the “Code”) for all taxable years commencing with its taxable year ended December 31, 1997. The Company has filed an election to be taxable as a real estate investment trust for its taxable year ended December 31, 1997, and such election has not been terminated. The Company’s proposed method of operation will permit it to continue to meet the requirements for taxation as a real estate investment trust under the Code. The Company intends to continue to operate in a manner which would permit it to qualify as a real estate investment trust under the Code.

(tt) [Intentionally omitted.]

(uu) Rights Agreement. The Rights Agreement dated October 2, 1998 of the Company (the “Rights Agreement”) has expired and is of no force and effect; no Rights (as such term is defined in the Rights Agreement) or other rights are outstanding in respect of any outstanding shares of Common Stock and no rights will be issued in respect of the Shares issued by the Company and sold to the Underwriters; as of the date hereof, there is no rights agreement or similar agreement in force and effect applicable to the outstanding shares of Common Stock or the Shares.

Any certificate signed by an officer of the Company or the Operating Partnership and delivered to the Representatives or to counsel for the Underwriters after the date of this Agreement and prior to or on any Closing Date or any Subsequent Closing Date or in connection with the delivery and sale of the Firm Shares or Optional Shares, as the case may be, shall be deemed to be a joint and several representation and warranty by the Company and the Operating Partnership to each Underwriter as to the matters set forth therein.

SECTION 2. Purchase, Sale and Delivery of the Shares.

(a) The Firm Shares. The Company agrees to issue and sell to the several Underwriters the Firm Shares upon the terms herein set forth. On the basis of the representations, warranties and agreements herein contained, and upon the terms but subject to the conditions herein set forth, the Underwriters agree, severally and not jointly, to purchase from the Company the respective number of Firm Shares set forth opposite their names on Schedule A. The purchase price per Firm Share to be paid by the several Underwriters to the Company shall be $32.64 per share.

(b) The Closing Date. Delivery of certificates for the Firm Shares to be purchased by the Underwriters and payment therefor shall be made at the offices of Sidley Austin LLP, 555 California Street, San Francisco, California 94104 (or such other place as may be agreed to by the Company and the Representatives) at 9:00 a.m. New York time, on April 20, 2010, or such other time and date not later than 1:30 p.m. New York time, on May 4, 2010, as the Representatives shall designate by notice to the Company (the time and date of such closing are called the “Closing Date”).

(c) The Optional Shares; the Subsequent Closing Date. In addition, on the basis of the representations, warranties and agreements herein contained, and upon the terms but subject to the conditions herein set forth, the Company hereby grants an option to the several Underwriters to purchase, severally and not jointly, up to an aggregate of 1,200,000 Optional Shares from the Company at the purchase price per share to be paid by the Underwriters for the Firm Shares set forth in paragraph (a) above; provided that the purchase price per share for any Optional Shares shall be reduced by an amount per share equal to any dividends or distributions declared by the Company and paid or payable on the Firm Shares but not payable on such Optional Shares. The option granted hereunder may be exercised at any time and from time to time and one or more times only for the purpose of covering over-allotments which may be made in connection with the offering and distribution of the Firm Shares upon notice by the Representatives to the Company, which notice may be given at any time within 30 days from the date of this Agreement. Such notice shall set forth (i) the aggregate number of Optional Shares as to which the Underwriters are exercising the option, (ii) the names and denominations in which the certificates for the Optional Shares are to be registered and (iii) the time, date and place at which such certificates will be delivered (which time and date may be simultaneous with, but not earlier than, the Closing Date; and in such case the term “Closing Date” shall refer to the time and date of delivery of certificates for the Firm Shares and the Optional Shares). Each time and date of delivery, if subsequent to the Closing Date, is called a “Subsequent Closing Date” and shall be determined by the Representatives and shall not be earlier than three nor later than five full business days after delivery of such notice of exercise. If any Optional Shares are to be purchased, each Underwriter agrees, severally and not jointly, to purchase the number of Optional Shares (subject to such adjustments to eliminate fractional shares as the Representatives may determine) that bears the same proportion to the total number of Optional Shares to be purchased as the number of Firm Shares set forth on Schedule A opposite the name of such Underwriter bears to the total number of Firm Shares.

(d) Public Offering of the Shares. The Representatives hereby advise the Company that the Underwriters intend to offer for sale to the public, as described in the Prospectus, their respective portions of the Shares as soon after this Agreement has been executed as the Representatives, in their sole judgment, have determined is advisable and practicable.

(e) Payment for the Shares. Payment for the Shares shall be made at the Closing Date (and, if applicable, at any Subsequent Closing Date) by wire transfer of immediately available funds to the order of the Company.

It is understood that the Representatives have been authorized, for their own account and the accounts of the several Underwriters, to accept delivery of and receipt for, and make payment of the purchase price for, the Firm Shares and any Optional Shares the Underwriters have agreed to purchase. Merrill Lynch, individually and not as the Representative of the Underwriters, may (but shall not be obligated to) make payment for any Shares to be purchased by any Underwriter whose funds shall not have been received by the Representatives by the Closing Date or any Subsequent Closing Date, as the case may be, for the account of such Underwriter, but any such payment shall not relieve such Underwriter from any of its obligations under this Agreement.

(f) Delivery of the Shares. Delivery of the Firm Shares and the Optional Shares shall be made through the facilities of The Depository Trust Company unless the Representatives shall otherwise instruct. Time shall be of the essence, and delivery at the time and place specified in this Agreement is a further condition to the obligations of the Underwriters.

(g) Delivery of Prospectus to the Underwriters. Not later than 10:00 a.m. on the second business day following the date the Shares are first released by the Underwriters for sale to the public, the Company shall deliver or cause to be delivered, copies of the Prospectus in such quantities and at such places as the Representatives shall request.

SECTION 3. Covenants of the Company and the Operating Partnership. The Company and the Operating Partnership, jointly and severally, covenant and agree with each Underwriter as follows:

(a) Representatives’ Review of Proposed Amendments and Supplements. During the period beginning at the Applicable Time and ending on the later of the Closing Date or such date, as in the opinion of counsel for the Underwriters, the Prospectus is no longer required by law to be delivered in connection with sales by any Underwriter or dealer, including in circumstances where such requirement may be satisfied pursuant to Rule 172 (the “Prospectus Delivery Period”), prior to amending or supplementing the Registration Statement, the Disclosure Package or the Prospectus (including any amendment or supplement through incorporation by reference of any report filed under the Exchange Act), the Company shall furnish to the Representatives for review a copy of each such proposed amendment or supplement, and the Company shall not file or use any such proposed amendment or supplement to which the Representatives reasonably object.

(b) Securities Act Compliance. After the date of this Agreement, the Company shall promptly advise the Representatives in writing (i) when the Registration Statement, if not effective at the Execution Time, shall have become effective, (ii) of the receipt of any comments of, or requests for additional or supplemental information from, the Commission, (iii) of the time and date of any filing of any post-effective amendment to the Registration Statement or any amendment or supplement to any preliminary prospectus or the Prospectus, (iv) of the time and date that any post-effective amendment to the Registration Statement becomes effective and (v) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of any order or notice preventing or suspending the use of the Registration Statement, any preliminary prospectus or the Prospectus, or of any proceedings to remove, suspend or terminate from listing or quotation the Common Stock from any securities exchange upon which it is listed for trading or included or designated for quotation, or of the threatening or initiation of any proceedings for any of such purposes. The Company shall use its best efforts to prevent the issuance of any such stop order or notice of prevention or suspension of such use. If the Commission shall enter any such stop order or issue any such notice at any time, the Company will use its best efforts to obtain the lifting or reversal of such order or notice at the earliest possible moment, or, subject to Section 3(a), will file an amendment to the Registration Statement or will file a new registration statement and use its best efforts to have such amendment or new registration statement declared effective as soon as practicable. Additionally, the Company agrees that it shall comply with the provisions of Rules 424(b) and 430B, as applicable, under the Securities Act, including with respect to the timely filing of documents thereunder, and will use its reasonable efforts to confirm that any filings made by the Company under such Rule 424(b) were received in a timely manner by the Commission.

(c) Exchange Act Compliance. During the Prospectus Delivery Period, the Company will file all documents required to be filed with the Commission pursuant to Section 13, 14 or 15 of the Exchange Act in the manner and within the time periods required by the Exchange Act.

(d) Amendments and Supplements to the Registration Statement, Disclosure Package and Prospectus and Other Securities Act Matters. If, during the Prospectus Delivery Period, any event or development shall occur or condition exist as a result of which the Disclosure Package or the Prospectus as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein in the light of the circumstances under which they were made, as the case may be, not misleading, or if it shall be necessary to amend or supplement the Disclosure Package or the Prospectus, or to file under the Exchange Act any document incorporated by reference in the Disclosure Package or the Prospectus, in order to make the statements therein, in the light of the circumstances under which they were made, as the case may be, not misleading, or if in the opinion of the Representatives it is otherwise reasonably necessary or advisable to amend or supplement the Registration Statement, the Disclosure Package or the Prospectus, or to file under the Exchange Act any document incorporated by reference in the Disclosure Package or the Prospectus, or to file a new registration statement containing the Prospectus, in order to comply with law, including in connection with the delivery of the Prospectus, the Company agrees to (i) notify the Representatives of any such event or condition and (ii) promptly prepare (subject to Section 3(a) and 3(e) hereof), file with the Commission (and use its best efforts to have any amendment to the Registration Statement or any new registration statement to be declared effective) and furnish at its own expense to the Underwriters and to dealers, amendments or supplements to the Registration Statement, the Disclosure Package or the Prospectus, or any new registration statement, necessary in order to make the statements in the Disclosure Package or the Prospectus as so amended or supplemented, in the light of the circumstances under which they were made, as the case may be, not misleading or so that the Registration Statement, the Disclosure Package or the Prospectus, as amended or supplemented, will comply with law.

(e) Permitted Free Writing Prospectuses. The Company represents that it has not made, and agrees that, unless it obtains the prior written consent of the Representatives, it will not make, any offer relating to the Shares that constitutes or would constitute an Issuer Free Writing Prospectus or that otherwise constitutes or would constitute a “free writing prospectus” (as defined in Rule 405 of the Securities Act) or a portion thereof required to be filed by the Company with the Commission or retained by the Company under Rule 433 of the Securities Act; provided that the prior written consent of the Representatives hereto shall be deemed to have been given in respect of the Free Writing Prospectuses included in Schedule C hereto. Any such free writing prospectus consented to by the Representatives is hereinafter referred to as a “Permitted Free Writing Prospectus.” The Company agrees that (i) it has treated and will treat, as the case may be, each Permitted Free Writing Prospectus as an Issuer Free Writing Prospectus, and (ii) has complied and will comply, as the case may be, with the requirements of Rules 164 and 433 of the Securities Act applicable to any Permitted Free Writing Prospectus, including in respect of timely filing with the Commission, legending and record keeping.

(f) Copies of any Amendments and Supplements to the Prospectus. The Company agrees to furnish the Representatives, without charge, during the Prospectus Delivery Period, as many copies of the Prospectus and any amendments and supplements thereto and the Disclosure Package as the Representatives may reasonably request.

(g) Copies of the Registration Statement and the Prospectus. The Company will furnish to the Representatives and counsel for the Underwriters signed copies of the Registration Statement (including exhibits thereto) and, so long as delivery of a prospectus by an Underwriter or dealer may be required by the Securities Act, as many copies of each preliminary prospectus, any Permitted Free Writing Prospectus, the Prospectus and any supplement thereto and the Disclosure Package as the Representatives may reasonably request.

(h) Blue Sky Compliance. The Company shall cooperate with the Representatives and counsel for the Underwriters to qualify or register the Shares for sale under (or obtain exemptions from the application of) the state securities or blue sky laws of those jurisdictions designated by the Representatives, shall comply with such laws and shall continue such qualifications, registrations and exemptions in effect so long as required for the distribution of the Shares. The Company shall not be required to qualify as a foreign corporation or to take any action that would subject it to general service of process in any such jurisdiction where it is not presently qualified or where it would be subject to taxation as a foreign corporation, other than those arising out of the offering or sale of the Shares in any jurisdiction where it is not now so subject. The Company will advise the Representatives promptly of the suspension of the qualification or registration of (or any such exemption relating to) the Shares for offering, sale or trading in any jurisdiction or any initiation or threat of any proceeding for any such purpose, and in the event of the issuance of any order suspending such qualification, registration or exemption, the Company shall use its best efforts to obtain the withdrawal thereof at the earliest possible moment.

(i) Use of Proceeds. The Company and the Operating Partnership shall apply the net proceeds from the sale of the Shares sold by it in the manner described under the caption “Use of Proceeds” in the Disclosure Package and the Prospectus.

(j) Transfer Agent. The Company shall engage and maintain, at its expense, a registrar and transfer agent for the Common Stock.

(k) Earnings Statement. As soon as practicable, the Company will make generally available to its security holders and to the Representatives an earnings statement (which need not be audited) covering the twelve-month period ending March 31, 2011 that satisfies the provisions of Section 11(a) of the Securities Act and Rule 158 under the Securities Act.

(l) Filing Fees. The Company agrees to pay the required Commission filing fees relating to the Shares within the time required by Rule 456(b)(1) of the Securities Act without regard to the proviso therein and otherwise in accordance with Rules 456(b) and 457(r) of the Securities Act.

(m) Periodic Reporting Obligations. During the Prospectus Delivery Period the Company shall file, on a timely basis, with the Commission and the New York Stock Exchange all reports and documents required to be filed under the Exchange Act.

(n) Listing. The Company will use its best efforts to list, subject to notice of issuance, the Shares on the New York Stock Exchange.

(o) Agreement Not to Offer or Sell Additional Shares. During the period commencing on the date hereof and ending on the 60th day following the date of the Prospectus, neither the Company nor the Operating Partnership will, without the prior written consent of Merrill Lynch and J.P. Morgan (which consent may be withheld at the sole discretion of Merrill Lynch and J.P. Morgan), directly or indirectly, issue, sell, offer, contract or grant any option to sell, pledge, transfer or establish an open “put equivalent position” or liquidate or decrease a “call equivalent position” within the meaning of Rule 16a-1 under the Exchange Act, or otherwise dispose of or transfer (or enter into any transaction which is designed to, or might reasonably be expected to, result in the disposition of), or announce the offering of, or file any registration statement under the Securities Act in respect of, any shares of Common Stock or Common Units, options or warrants to acquire shares of the Common Stock or Common Units or securities exchangeable or exercisable for or convertible into shares of Common Stock or Common Units (other than the issuance and sale of the Shares to the Underwriters and the issuance of Common Units to the Company in return for the Company’s contribution to the Operating Partnership of the net proceeds received from the Underwriters for the sale of the Shares as contemplated by this Agreement); provided, however, that the Company may (a) issue shares of its Common Stock or options to purchase its Common Stock, or Common Stock upon exercise of options, pursuant to any stock option, stock bonus or other stock plan or arrangement described in the Prospectus, but only if the holders of such shares, options, or shares issued upon exercise of such options or redemption of such Common Units, agree in writing not to sell, offer, dispose of or otherwise transfer any such shares or options during such 60-day restricted period and (b) issue Common Stock upon the redemption of Common Units pursuant to the Partnership Agreement, in each case without the prior written consent of Merrill Lynch and J.P. Morgan; provided, further, that the Operating Partnership may issue Common Units in connection with an acquisition of real property so long as (A) the Common Units are issued directly to the entity or the securityholders or other equity owners of the applicable entity from which such real property is acquired, and (B) the recipients of such Common Units agree in writing not to sell, offer, dispose of or otherwise transfer any shares of Common Stock issuable upon redemption of such Common Units during the 60-day restricted period without the prior written consent of Merrill Lynch and J.P. Morgan (which consent may be withheld at the sole discretion of Merrill Lynch and J.P. Morgan).

(p) Compliance with Sarbanes-Oxley Act. During the Prospectus Delivery Period, the Company will comply with all applicable securities and other laws, rules and regulations, including, without limitation, the Sarbanes-Oxley Act, and use its best efforts to cause the Company’s directors and officers, in their capacities as such, to comply with such laws, rules and regulations, including, without limitation, the provisions of the Sarbanes-Oxley Act.

(q) Future Reports to Stockholders. The Company shall furnish to its stockholders within the required time frames of the New York Stock Exchange and the Commission after the end of each fiscal year an annual report (including a balance sheet and statements of income, stockholders’ equity and cash flows of the Company and its consolidated subsidiaries certified by independent public accountants) and, as soon as practicable after the end of each of the first three quarters of each fiscal year (beginning with the fiscal quarter ending after the effective date of the Registration Statement), to make available to its stockholders consolidated summary financial information of the Company and its subsidiaries for such quarter in reasonable detail.

(r) [Intentionally omitted.]

(s) Investment Limitation. The Company and the Operating Partnership shall not invest or otherwise use the proceeds received by the Company from its sale of the Shares in such a manner as would require the Company or any of its subsidiaries to register as an investment company under the Investment Company Act.

(t) No Manipulation of Price. Neither the Company nor the Operating Partnership will take, directly or indirectly, any action designed to cause or result in, or that has constituted or might reasonably be expected to constitute, under the Exchange Act or otherwise, the stabilization or manipulation of the price of any securities of the Company to facilitate the sale or resale of the Shares.

The Representatives, on behalf of the several Underwriters, may, in their sole discretion, waive in writing the performance by the Company or the Operating Partnership of any one or more of the foregoing covenants or extend the time for their performance. Notwithstanding the foregoing, each Representative, for the benefit of each of the other Representatives and the Underwriters, agrees not to consent to any action proposed to be taken by the Company or the Operating Partnership or any other holder of the Company’s or the Operating Partnership’s securities that would otherwise be prohibited by, or to waive compliance by the Company or the Operating Partnership or any such other security holder with the provisions of, Section 3(o) above or any lock-up agreement delivered pursuant to Section 5(h) below without giving each of the other Representatives and the Underwriters at least 17 days prior notice (or, in the case of any other Representative or Underwriter, such shorter notice as such other Representative or such Underwriter, as the case may be, may deem acceptable to permit compliance with applicable provisions of NASD Conduct Rule 2711(f), if applicable, restricting publication and distribution of research and public appearances by research analysts before and after the expiration, waiver or termination of a lock-up agreement).

SECTION 4. Payment of Expenses. The Company and the Operating Partnership, jointly and severally, agree to pay all costs, fees and expenses incurred in connection with the performance of their obligations hereunder and in connection with the transactions contemplated hereby, including without limitation (i) all expenses incident to the issuance and delivery of the Shares (including all printing and engraving costs), (ii) all fees and expenses of the registrar and transfer agent of the Common Stock, (iii) all necessary issue, transfer and other stamp taxes in connection with the issuance and sale of the Shares to the Underwriters, (iv) all fees and expenses of the Company’s and the Operating Partnership’s counsel, independent public or certified public accountants and other advisors, (v) all costs and expenses incurred in connection with the preparation, printing, filing, shipping and distribution of the Registration Statement (including financial statements, exhibits, schedules, consents and certificates of experts), each Issuer Free Writing Prospectus, each preliminary prospectus and the Prospectus, and all amendments and supplements thereto, and this Agreement, (vi) all filing fees, attorneys’ fees and expenses incurred by the Company or the Underwriters in connection with qualifying or registering (or obtaining exemptions from the qualification or registration of) all or any part of the Shares for offer and sale under the state securities or blue sky laws and, if requested by the Representatives, preparing and printing a “Blue Sky Survey” or memorandum, and any supplements thereto, advising the Underwriters of such qualifications, registrations and exemptions, (vii) the filing fees incident to, and the reasonable fees and expenses of counsel for the Underwriters in connection with, FINRA’s review and approval of the Underwriters’ participation in the offering and distribution of the Shares, if any, or the reasonable fees and expenses of counsel for the Underwriters’ in connection with such counsel’s determination that a filing with FINRA is not required in connection with the offering of the Shares, (viii) the fees and expenses associated with listing of the Shares on the New York Stock Exchange, (ix) all transportation and other expenses incurred in connection with presentations to prospective purchasers of the Shares, except that the Company and the Operating Partnership (jointly and severally), on the one hand, and the Underwriters, on the other hand, will each pay 50% of the cost of privately chartered airplanes used for such purposes and (x) all other fees, costs and expenses referred to in or contemplated by Item 14 of Part II of the Registration Statement. Except as provided in this Section 4, Section 6, Section 8 and Section 9 hereof, the Underwriters shall pay their own expenses, including the fees and disbursements of their counsel.

SECTION 5. Conditions of the Obligations of the Underwriters. The obligations of the several Underwriters to purchase and pay for the Shares as provided herein on the Closing Date and, with respect to the Optional Shares on any Subsequent Closing Date, shall be subject to the accuracy of the representations and warranties on the part of the Company and the Operating Partnership set forth in Section 1 hereof as of the date hereof and as of the Closing Date as though then made and, with respect to the Optional Shares, as of any Subsequent Closing Date as though then made, to the accuracy of the statements of the Company and the Operating Partnership made in any certificates pursuant to the provisions hereof, to the timely performance by the Company and the Operating Partnership of their respective covenants and other obligations hereunder, and to each of the following additional conditions:

(a) Accountants’ Comfort Letter. On the date hereof, the Representatives shall have received from Deloitte & Touche LLP, independent public accountants for the Company, a letter dated the date hereof addressed to the Underwriters, in the form and substance satisfactory to the Representatives.

(b) Compliance with Registration Requirements; No Stop Order; No Objection from FINRA. For the period from and after effectiveness of this Agreement and prior to the Closing Date and, with respect to the Optional Shares, any Subsequent Closing Date:

(i) the Company shall have filed the Prospectus with the Commission (including the information required by Rule 430B under the Securities Act) in the manner and within the time period required by Rule 424(b) under the Securities Act; or the Company shall have filed a post-effective amendment to the Registration Statement containing the information required by such Rule 430B, and such post-effective amendment shall have become effective;

(ii) all material required to be filed by the Company pursuant to Rule 433(d) under the Securities Act shall have been filed with the Commission within the applicable time periods prescribed for such filings under such Rule 433;

(iii) no stop order suspending the effectiveness of the Registration Statement, or any post-effective amendment to the Registration Statement, shall be in effect and no proceedings for such purpose shall have been instituted or threatened by the Commission and the Company has not received from the Commission any notice pursuant to Rule 401(g)(2) of the Securities Act objecting to use of the automatic shelf registration statement form; and

(iv) FINRA shall have raised no objection to the fairness and reasonableness of the underwriting terms and arrangements.

(c) No Material Adverse Change or Ratings Agency Change. For the period from and after the date of this Agreement and prior to the Closing Date and, with respect to the Optional Shares, any Subsequent Closing Date:

(i) in the judgment of the Representatives there shall not have occurred any Material Adverse Change;

(ii) there shall not have been any change, increase or decrease specified in the letter or letters referred to in paragraph (a) of this Section 5 which is, in the sole judgment of the Representatives, so material and adverse as to make it impractical or inadvisable to proceed with the offering or delivery of the Shares as contemplated by the Registration Statement and the Prospectus; and

(iii) there shall not have occurred any downgrading of any securities of the Company outstanding on the date of this Agreement, nor shall any notice have been given of any intended or potential downgrading or of any review for a possible change that does not indicate the direction of the possible change, in the rating accorded any securities of the Company or any of its subsidiaries by any “nationally recognized statistical rating organization” as such term is defined for purposes of Rule 436(g)(2) under the Securities Act.

(d) Opinion of Counsel for the Company. On the Closing Date and any Subsequent Closing Date, the Representatives shall have received (i) the opinion of Ballard Spahr LLP, Maryland counsel for the Company, dated as of such Closing Date, the form of which is attached as Exhibit A and (ii) the opinion or opinions of Latham & Watkins LLP, special corporate and tax counsel for the Company, dated as of such Closing Date, the form of which is attached as Exhibit B.

(e) Opinion of Counsel for the Underwriters. On the Closing Date and any Subsequent Closing Date, the Representatives shall have received the opinion of Sidley Austin LLP, counsel for the Underwriters, dated as of such Closing Date, in form and substance satisfactory to, and addressed to, the Representatives, with respect to the Registration Statement, the Prospectus (together with any supplement thereto), the Disclosure Package and other related matters as the Representatives may reasonably request, and such counsel shall have received such documents and information as they may reasonably request to enable them to pass upon such matters.

(f) Officers’ Certificate. On the Closing Date and any Subsequent Closing Date, the Representatives shall have received a written certificate executed by the Chairman of the Board, Chief Executive Officer, President or Chief Operating Officer of the Company and the Chief Financial Officer or Chief Accounting Officer of the Company on behalf of the Company (a) itself and (b) in its capacity as general partner of the Operating Partnership, dated as of such Closing Date or such Subsequent Closing Date, as the case may be, to the effect that the signers of such certificate have carefully examined the Registration Statement, the Prospectus and any amendment or supplement thereto, any Issuer Free Writing Prospectus and any amendment or supplement thereto and this Agreement, to the effect set forth in subsections (b)(i), (ii) and (iii) and (c)(iii) of this Section 5, and further to the effect that:

(i) for the period from and after the date of this Agreement and prior to such Closing Date or such Subsequent Closing Date, as the case may be, there has not occurred any Material Adverse Change;

(ii) the representations, warranties and covenants of the Company and the Operating Partnership set forth in Section 1 of this Agreement are true and correct on and as of the Closing Date or such Subsequent Closing Date, as the case may be, with the same force and effect as though expressly made on and as of such Closing Date or such Subsequent Closing Date, as the case may be;

(iii) each of the Company and the Operating Partnership has complied with all the agreements hereunder and satisfied all the conditions on its part to be performed or satisfied hereunder at or prior to such Closing Date or such Subsequent Closing Date, as the case may be; and

(iv) there are no legal or governmental actions, suits or proceedings pending or, to the best of the knowledge of each such officer, threatened (i) against or affecting the Company or any of its subsidiaries or (ii) which has as the subject thereof any property owned or leased by the Company or any of its subsidiaries or, to the best of the knowledge of each such officer, any officer or director, where in any such case (A) there is a reasonable possibility that such action, suit or proceeding might be determined adversely to the Company or such subsidiary, or any officer or director of, or property owned or leased by, the Company or any of its subsidiaries and (B) any such action, suit or proceeding if so determined adversely, would reasonably be expected to have a Material Adverse Effect or adversely affect the consummation of the transactions contemplated by this Agreement.

(g) Bring-down Comfort Letter. On the Closing Date and any Subsequent Closing Date, the Representatives shall have received from Deloitte & Touche LLP, independent public accountants for the Company, a letter dated such date, in form and substance satisfactory to the Representatives, to the effect that they reaffirm the statements made in the letter furnished by them pursuant to subsection (a) of this Section 5, except that the specified date referred to therein for the carrying out of procedures shall be no more than three business days prior to the Closing Date or Subsequent Closing Date, as the case may be.

(h) Lock-Up Agreement from Certain Securityholders of the Company. On or prior to the date hereof, the Company shall have furnished to the Representatives an agreement in the form of Exhibit C hereto from the individuals listed on Schedule B hereto, and such agreement shall be in full force and effect on the Closing Date and any Subsequent Closing Date.

(i) Listing of Shares. The Shares shall have been listed and admitted and authorized for trading on the New York Stock Exchange, and satisfactory evidence of such actions shall have been provided to the Representatives.

(j) Additional Documents. On or before the Closing Date and any Subsequent Closing Date, the Representatives and counsel for the Underwriters shall have received such information, documents and opinions as they may reasonably require for the purposes of enabling them to pass upon the issuance and sale of the Shares as contemplated herein, or in order to evidence the accuracy of any of the representations and warranties, or the satisfaction of any of the conditions or agreements, herein contained.

If any condition specified in this Section 5 is not satisfied when and as required to be satisfied, this Agreement may be terminated by the Representatives by notice to the Company at any time on or prior to the Closing Date and, with respect to the Optional Shares, at any time prior to the applicable Subsequent Closing Date, which termination shall be without liability on the part of any party to any other party, except that Section 4, Section 6, Section 8 and Section 9 shall at all times be effective and shall survive such termination.

SECTION 6. Reimbursement of Underwriters’ Expenses. If this Agreement is terminated by the Representatives pursuant to Section 5, Section 7 or Section 10, or if the sale to the Underwriters of the Shares on the Closing Date is not consummated because of any refusal, inability or failure on the part of the Company or the Operating Partnership to perform any agreement herein or to comply with any provision hereof, the Company and the Operating Partnership, jointly and severally, agree to reimburse the Representatives and the other Underwriters (or such Underwriters as have terminated this Agreement with respect to themselves), severally, upon demand for all documented out-of-pocket expenses that shall have been reasonably incurred by the Representatives and the Underwriters in connection with the proposed purchase and the offering and sale of the Shares, including but not limited to fees and disbursements of counsel, printing expenses, travel expenses, postage, facsimile and telephone charges.

SECTION 7. Effectiveness of this Agreement. This Agreement shall not become effective until the later of, as applicable, (i) the execution of this Agreement by the parties hereto and (ii) notification by the Commission to the Company and the Representatives of the effectiveness of the Registration Statement under the Securities Act.

Prior to such effectiveness, this Agreement may be terminated by any party by notice to each of the other parties hereto, and any such termination shall be without liability on the part of (a) the Company and the Operating Partnership to any Underwriter, except that the Company and the Operating Partnership, jointly and severally, shall be obligated to reimburse the expenses of the Representatives and the Underwriters pursuant to Sections 4 and 6 hereof or (b) of any Underwriter to the Company and the Operating Partnership.

SECTION 8. Indemnification.

(a) Indemnification of the Underwriters. The Company and the Operating Partnership, jointly and severally, agree to indemnify and hold harmless each Underwriter, its directors, officers, employees and agents, and each person, if any, who controls any Underwriter within the meaning of the Securities Act or the Exchange Act against any loss, claim, damage, liability or expense, as incurred, to which such Underwriter or such controlling person may become subject, insofar as such loss, claim, damage, liability or expense (or actions in respect thereof as contemplated below) arises out of or is based (i) upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, or any amendment thereto, including any information deemed to be a part thereof pursuant to Rule 430B under the Securities Act, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading; or (ii) upon any untrue statement or alleged untrue statement of a material fact contained in any Issuer Free Writing Prospectus, any preliminary prospectus, the Disclosure Package or the Prospectus (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact, in each case, necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, and to reimburse each Underwriter, its officers, directors, employees, agents and each such controlling person for any and all documented expenses (including the fees and disbursements of counsel chosen by the Representatives) as such expenses are reasonably incurred by such Underwriter or its officers, directors, employees, agents or such controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action; provided, however, that the foregoing indemnity agreement shall not apply to any loss, claim, damage, liability or expense to the extent, but only to the extent, arising out of or based upon any untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with written information furnished to the Company and the Operating Partnership by the Representatives expressly for use in the Registration Statement, any Issuer Free Writing Prospectus, any preliminary prospectus, the Disclosure Package or the Prospectus (or any amendment or supplement thereto) as set forth in Section 8(b) of this Agreement. The indemnity agreement set forth in this Section 8(a) shall be in addition to any liabilities that the Company and the Operating Partnership may otherwise have.

(b) Indemnification of the Company, its Directors and Officers and the Operating Partnership and its General Partner. Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company, each of its directors, each of its officers who signed the Registration Statement, the Operating Partnership and its general partner (the “General Partner”) and each person, if any, who controls the Company or the Operating Partnership within the meaning of the Securities Act or the Exchange Act, against any loss, claim, damage, liability or expense, as incurred, to which the Company, any such director or officer, the Operating Partnership, the General Partner or any such controlling person may become subject, insofar as such loss, claim, damage, liability or expense (or actions in respect thereof as contemplated below) arises out of or is based upon any untrue or alleged untrue statement of a material fact contained in the Registration Statement, any Issuer Free Writing Prospectus, any preliminary prospectus, the Disclosure Package or the Prospectus (or any amendment or supplement thereto), or arises out of or is based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, and only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, any Issuer Free Writing Prospectus, any preliminary prospectus, the Disclosure Package or the Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Company and the Operating Partnership by the Representatives expressly for use therein; and to reimburse the Company, any such director or officer, the Operating Partnership, the General Partner or any such controlling person for any legal and other expense reasonably incurred by the Company, any such director or officer, the Operating Partnership, the General Partner or any such controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action. The Company and the Operating Partnership hereby acknowledge that the only information that the Underwriters have furnished to the Company and the Operating Partnership expressly for use in the Registration Statement, any Issuer Free Writing Prospectus, any preliminary prospectus, the Disclosure Package or the Prospectus (or any amendment or supplement thereto) are the statements set forth (a) in the first full paragraph under the subcaption “Underwriting—Commissions and Discounts” in the Prospectus concerning the public offering price, concession and reallowance, (b) under the subcaption “Underwriting—Price Stabilization and Short Positions” in the Prospectus, but only insofar as concerns the Representatives and the Underwriters, and (c) under the subcaption “Underwriting—Electronic Distribution” in the Prospectus, but only insofar as concerns the Representatives and the Underwriters. The indemnity agreement set forth in this Section 8(b) shall be in addition to any liabilities that each Underwriter may otherwise have.

(c) Notifications and Other Indemnification Procedures. Promptly after receipt by an indemnified party under this Section 8 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under this Section 8, notify the indemnifying party in writing of the commencement thereof, but the failure to so notify the indemnifying party (i) will not relieve it from liability under paragraph (a) or (b) above unless and to the extent it did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party of substantial rights and defenses and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party under this Agreement other than the indemnification obligation provided in paragraph (a) or (b) above. In case any such action is brought against any indemnified party and such indemnified party seeks or intends to seek indemnity from an indemnifying party, the indemnifying party will be entitled to participate in, and, to the extent that it shall elect, jointly with all other indemnifying parties similarly notified, by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel satisfactory to such indemnified party; provided, however, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that a conflict may arise between the positions of the indemnifying party and the indemnified party in conducting the defense of any such action or that there may be legal defenses available to it and/or other indemnified parties that are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assume such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of such indemnifying party’s election so to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under this Section 8 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless (i) the indemnified party shall have employed separate counsel in accordance with the proviso to the preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel (other than local counsel), reasonably approved by the indemnifying party (or by the Representatives in the case of Section 8(b)), representing the indemnified parties who are parties to such action) or (ii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action, in each of which cases the fees and expenses of counsel shall be at the expense of the indemnifying party.

(d) Settlements. The indemnifying party under this Section 8 shall not be liable for any settlement of any proceeding effected without its written consent, which shall not be withheld unreasonably, but if settled with such consent or if there is a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party against any loss, claim, damage, liability or expense by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have provided the indemnifying party with the proposed terms of settlement and shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by Section 8(c) hereof, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement, compromise or consent to the entry of judgment in any pending or threatened action, suit or proceeding in respect of which any indemnified party is or could have been a party and indemnity was or could have been sought hereunder by such indemnified party, unless such settlement, compromise or consent (x) includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such action, suit or proceeding and (y) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party.

SECTION 9. Contribution. If the indemnification provided for in Section 8 is for any reason unavailable to or otherwise insufficient to hold harmless an indemnified party in respect of any losses, claims, damages, liabilities or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount paid or payable by such indemnified party, as incurred, as a result of any losses, claims, damages, liabilities or expenses referred to therein (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Operating Partnership, on the one hand, and the Underwriters, on the other hand, from the offering of the Shares pursuant to this Agreement or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Operating Partnership, on the one hand, and the Underwriters, on the other hand, in connection with the statements or omissions or inaccuracies in the representations and warranties herein which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Operating Partnership, on the one hand, and the Underwriters, on the other hand, in connection with the offering of the Shares pursuant to this Agreement shall be deemed to be in the same respective proportions as the total net proceeds from the offering of the Shares pursuant to this Agreement (before deducting expenses) received by the Company, and the total underwriting discounts and commissions received by the Underwriters, in each case as set forth on the front cover page of the Prospectus bear to the aggregate initial public offering price of the Shares as set forth on such cover. The relative fault of the Company and the Operating Partnership, on the one hand, and the Underwriters, on the other hand, shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact or any such inaccurate or alleged inaccurate representation or warranty relates to information supplied by the Company or the Operating Partnership, on the one hand, or the Underwriters, on the other hand, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in Section 8(c), any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim.

The Company, the Operating Partnership and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 9 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in this Section 9.

Notwithstanding the provisions of this Section 9, no Underwriter shall be required to contribute any amount in excess of the underwriting discounts and commissions received by such Underwriter in connection with the Shares underwritten by it and distributed to the public. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The obligations of the Company and the Operating Partnership to contribute pursuant to this Section 9 are joint and several. The Underwriters’ obligations to contribute pursuant to this Section 9 are several, and not joint, in proportion to their respective underwriting commitments as set forth opposite their names in Schedule A. For purposes of this Section 9, each director, officer, employee and agent of an Underwriter and each person, if any, who controls an Underwriter within the meaning of the Securities Act or the Exchange Act shall have the same rights to contribution as such Underwriter, and each director of the Company, each officer of the Company who signed the Registration Statement, the General Partner and each person, if any, who controls the Company or the Operating Partnership within the meaning of the Securities Act or the Exchange Act shall have the same rights to contribution as the Company or the Operating Partnership, as the case may be.

SECTION 10. Default of One or More of the Several Underwriters. If, on the Closing Date or a Subsequent Closing Date, as the case may be, any one or more of the several Underwriters shall fail or refuse to purchase Shares that it or they have agreed to purchase hereunder on such date, and the aggregate number of Shares which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase does not exceed 10% of the aggregate number of the Shares to be purchased on such date, the other Underwriters shall be obligated, severally, in the proportions that the number of Firm Shares set forth opposite their respective names on Schedule A bears to the aggregate number of Firm Shares set forth opposite the names of all such non-defaulting Underwriters, or in such other proportions as may be specified by the Representatives with the consent of the non-defaulting Underwriters, to purchase the Shares which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase on such date. If, on the Closing Date or a Subsequent Closing Date, as the case may be, any one or more of the Underwriters shall fail or refuse to purchase Shares and the aggregate number of Shares with respect to which such default occurs exceeds 10% of the aggregate number of Shares to be purchased on such date, and arrangements satisfactory to the Representatives and the Company for the purchase of such Shares are not made within 48 hours after such default, this Agreement shall terminate without liability of any party to any other party except that the provisions of Section 4, Section 6, Section 8 and Section 9 shall at all times be effective and shall survive such termination. In any such case either the Representatives or the Company shall have the right to postpone the Closing Date or a Subsequent Closing Date, as the case may be, but in no event for longer than seven days in order that the required changes, if any, to the Registration Statement and the Prospectus or any other documents or arrangements may be effected.

As used in this Agreement, the term “Underwriter” shall be deemed to include any person substituted for a defaulting Underwriter under this Section 10. Any action taken under this Section 10 shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

SECTION 11. Termination of this Agreement. Prior to the Closing Date this Agreement may be terminated by the Representatives by notice given to the Company if at any time (i) trading or quotation in any of the Company’s securities shall have been suspended or limited by the Commission or by the New York Stock Exchange, or trading in securities generally on the New York Stock Exchange shall have been suspended or limited, or minimum or maximum prices shall have been generally established on any of such stock exchanges by the Commission or FINRA; (ii) a general banking moratorium shall have been declared by federal or New York authorities or a material disruption in commercial banking or securities settlement or clearance services in the United States has occurred; or (iii) there shall have occurred any outbreak or escalation of national or international hostilities or any crisis or calamity, or any change in the United States or international financial markets, or any substantial change or development involving a prospective substantial change in United States’ or international political, financial or economic conditions, as in the judgment of the Representatives is material and adverse and makes it impracticable or inadvisable to market the Shares in the manner and on the terms described in the Prospectus or to enforce contracts for the sale of securities. Any termination pursuant to this Section 11 shall be without liability on the part of (a) the Company or the Operating Partnership to any Underwriter or (b) any Underwriter to the Company or the Operating Partnership.

SECTION 12. No Advisory or Fiduciary Responsibility. The Company and the Operating Partnership acknowledge and agree, jointly and severally, that: (i) the purchase and sale of the Shares pursuant to this Agreement, including the determination of the public offering price of the Shares and any related discounts and commissions, is an arm’s-length commercial transaction between the Company and the Operating Partnership, on the one hand, and the several Underwriters, on the other hand, and the Company and the Operating Partnership are capable of evaluating and understanding and understand and accept the terms, risks and conditions of the transactions contemplated by this Agreement; (ii) in connection with each transaction contemplated hereby and the process leading to such transaction each Underwriter is and has been acting solely as a principal and is not the financial advisor, agent or fiduciary of the Company, the Operating Partnership or their respective affiliates, stockholders, creditors, limited or general partners, or employees or any other party; (iii) no Underwriter has assumed or will assume an advisory, agency or fiduciary responsibility in favor of the Company or the Operating Partnership with respect to any of the transactions contemplated hereby or the process leading thereto (irrespective of whether such Underwriter has advised or is currently advising the Company or the Operating Partnership on other matters) and no Underwriter has any obligation to the Company or the Operating Partnership with respect to the offering contemplated hereby except the obligations expressly set forth in this Agreement; (iv) the several Underwriters and their respective affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Company and the Operating Partnership and that the several Underwriters have no obligation to disclose any of such interests by virtue of any advisory, agency or fiduciary relationship; and (v) the Underwriters have not provided any legal, accounting, regulatory or tax advice with respect to the offering contemplated hereby and the Company and the Operating Partnership have consulted their own legal, accounting, regulatory and tax advisors to the extent they deemed appropriate.

This Agreement supersedes all prior agreements and understandings (whether written or oral) between the Company, the Operating Partnership and the several Underwriters, or any of them, with respect to the subject matter hereof. The Company and the Operating Partnership hereby waive and release, to the fullest extent permitted by law, any claims that the Company and the Operating Partnership may have against the several Underwriters with respect to any breach or alleged breach of agency or fiduciary duty.

SECTION 13. Representations and Indemnities to Survive Delivery. The respective indemnities, agreements, representations, warranties and other statements of the Company, of its officers, of the Operating Partnership and of the General Partner and of the several Underwriters set forth in or made pursuant to this Agreement (i) will remain operative and in full force and effect, regardless of any (A) investigation, or statement as to the results thereof, made by or on behalf of any Underwriter, the officers or employees of any Underwriter, or any person controlling the Underwriter, the Company, the officers or employees of the Company, or any person controlling the Company, the Operating Partnership or any person controlling the Operating Partnership or the General Partner, as the case may be or (B) acceptance of the Shares and payment for them hereunder and (ii) will survive delivery of and payment for the Shares sold hereunder and any termination of this Agreement.

SECTION 14. Notices. All communications hereunder or under the lock-up agreements referred to in Section 5(h) hereof shall be in writing and shall be mailed, hand delivered or telecopied and confirmed to the parties hereto or to the persons who signed such lock-up agreements, as the case may be, as follows:

If to the Representatives:

Merrill Lynch, Pierce, Fenner & Smith

Incorporated

One Bryant Park

New York, New York 10036

Facsimile: (212) 230-8730

Attention: ECM Legal

and

Barclays Capital Inc.

745 Seventh Avenue

New York, New York 10019

Facsimile: (646) 834-8133

Attention: Syndicate Registration

with a copy, in the case of any notice pursuant to Section 8(c) hereof, to:

The Director of Litigation

Office of the General Counsel

Barclays Capital Inc.

745 Seventh Avenue

New York, New York 10019

and

J.P. Morgan Securities Inc.

383 Madison Avenue

New York, New York 10179

Facsimile: (212) 622-8358

Attention: Equity Syndicate Desk

If to the Company:

Kilroy Realty Corporation

12200 W. Olympic Boulevard, Suite 200

Los Angeles, California 90064

Facsimile: (310) 481-6540

Attention: Chief Financial Officer

If to the Operating Partnership:

Kilroy Realty, L.P.

c/o Kilroy Realty Corporation

12200 W. Olympic Boulevard, Suite 200

Los Angeles, California 90064

Facsimile: (310) 481-6540

Attention: Chief Financial Officer

If to any person who signed a lock-up agreement referred to in Section 5(h), to the address, email address or facsimile number set forth in such agreement.

Any party hereto may change the address for receipt of communications by giving written notice to the others.

SECTION 15. Successors and Assigns. This Agreement will inure to the benefit of and be binding upon the parties hereto, including any substitute Underwriters pursuant to Section 10 hereof, and to the benefit of (i) the Company, its directors, any person who controls the Company within the meaning of the Securities Act or the Exchange Act and any officer of the Company who signs the Registration Statement, (ii) the Operating Partnership, any person who controls the Operating Partnership within the meaning of the Securities Act or the Exchange Act and the General Partner, (iii) the Underwriters, the officers, directors, employees and agents of the Underwriters, and each person, if any, who controls any Underwriter within the meaning of the Securities Act or the Exchange Act , and (iv) the respective successors and assigns of any of the above, all as and to the extent provided in this Agreement, and no other person shall acquire or have any right under or by virtue of this Agreement. The term “successors and assigns” shall not include a purchaser of any of the Shares from any of the several Underwriters merely because of such purchase.

SECTION 16. Partial Unenforceability. The invalidity or unenforceability of any Section, paragraph or provision of this Agreement shall not affect the validity or enforceability of any other Section, paragraph or provision hereof. If any Section, paragraph or provision of this Agreement is for any reason determined to be invalid or unenforceable, there shall be deemed to be made such minor changes (and only such minor changes) as are necessary to make it valid and enforceable.

SECTION 17. Governing Law Provisions. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

SECTION 18. General Provisions. This Agreement constitutes the entire agreement of the parties to this Agreement and supersedes all prior written or oral and all contemporaneous oral agreements, understandings and negotiations with respect to the subject matter hereof. This Agreement may be executed in two or more counterparts, each one of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement may not be amended or modified unless in writing by all of the parties hereto, and no condition herein (express or implied) may be waived unless waived in writing by each party whom the condition is meant to benefit. The Section headings herein are for the convenience of the parties only and shall not affect the construction or interpretation of this Agreement.

Each of the parties hereto acknowledges that it is a sophisticated business person who was adequately represented by counsel during negotiations regarding the provisions hereof, including, without limitation, the indemnification provisions of Section 8 and the contribution provisions of Section 9, and is fully informed regarding said provisions. Each of the parties hereto further acknowledges that the provisions of Sections 8 and 9 hereto fairly allocate the risks in light of the ability of the parties to investigate the Company and the Operating Partnership, their affairs and their business in order to assure that adequate disclosure has been made in the Registration Statement, any preliminary prospectus, any Issuer Free Writing Prospectus, the Disclosure Package and the Prospectus (and any amendments and supplements thereto), as required by the Securities Act and the Exchange Act.

[Signature Page Follows]

If the foregoing is in accordance with your understanding of our agreement, kindly sign and return to the Company and the Operating Partnership the enclosed copies hereof, whereupon this instrument, along with all counterparts hereof, shall become a binding agreement in accordance with its terms.

Very truly yours,

KILROY REALTY CORPORATION

By:	/s/ Tyler H. Rose
Name:	Tyler H. Rose
Title:	Executive Vice President and Chief Financial Officer

By:	/s/ Michelle Ngo
Name:	Michelle Ngo
Title:	Vice President and Treasurer

KILROY REALTY, L.P.

By:	Kilroy Realty Corporation, as general partner

By:	/s/ Tyler H. Rose
Name:	Tyler H. Rose
Title:	Executive Vice President and Chief Financial Officer

By:	/s/ Michelle Ngo
Name:	Michelle Ngo
Title:	Vice President and Treasurer

The foregoing Underwriting Agreement is hereby confirmed and accepted by the Representatives as of the date first above written.

MERRILL LYNCH, PIERCE, FENNER & SMITH

 INCORPORATED

By:	/s/ Jeffrey D. Horowitz
Name:	Jeffrey D. Horowitz
Title:	Managing Director

BARCLAYS CAPITAL INC.

By:	/s/ Victoria Hale
Name:	Victoria Hale
Title:	Vice President

J.P. MORGAN SECURITIES INC.

By:	/s/ Eddy Allegaert
Name:	Eddy Allegaert
Title:	Executive Director

For themselves and as Representatives of the other Underwriters named in Schedule A hereto.

SCHEDULE A

Underwriters	Number of Firm Shares to be Purchased
Merrill Lynch, Pierce, Fenner & Smith Incorporated	2,400,000
Barclays Capital Inc.	2,400,000
J.P. Morgan Securities Inc.	2,400,000
Daiwa Capital Markets America Inc.	200,000
KeyBanc Capital Markets Inc.	200,000
Piper Jaffray & Co.	200,000
PNC Capital Markets LLC	200,000

8,000,000

Sch A-1

SCHEDULE B

List of Individuals Delivering Lock-Up Agreements pursuant to Section 5(h)

John B. Kilroy, Sr.

John B. Kilroy, Jr.

Jeffrey C. Hawken

Tyler H. Rose

Steven R. Scott

William P. Dickey

Dale F. Kinsella

Scott S. Ingraham

Edward F. Brennan, Ph.D.

Sch B-1

SCHEDULE C

Schedule of Free Writing Prospectuses included in the Disclosure Package

None.

Sch C-1

SCHEDULE D

Price-Related Information

Price per share:	$34.00

Offering size:	8,000,000 shares, or 9,200,000 shares if the Underwriters exercise their over-allotment option in full.

Closing Date:	April 20, 2010

Sch D-1

EXHIBIT A

Form of Opinion of Ballard Spahr LLP

1. The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Maryland.

2. The Company has the requisite corporate power to own, lease or operate its properties and conduct its business as described in the Disclosure Package and the Prospectus, to act as general partner of the Operating Partnership, to execute and deliver the Underwriting Agreement in its own capacity and, in its capacity as general partner of the Operating Partnership, on behalf of the Operating Partnership and to perform its obligations and those of the Operating Partnership under the Underwriting Agreement and to issue the Shares and to consummate the transactions described in the Underwriting Agreement.

3. The authorized capital stock of the Company is as set forth in the unaudited consolidated balance sheet as of December 31, 2009 appearing in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2009.

4. The Shares have been duly authorized for issuance by the Company and when issued and delivered in exchange for payment of the consideration therefor in accordance with the Underwriting Agreement, will be validly issued, fully paid and non-assessable and the issuance and sale of the Shares to the Underwriters is not and will not be subject to any pre-emptive or similar rights arising by operation of the Maryland General Corporation Law (the “MGCL”) or under the Charter or Bylaws of the Company.

5. The execution, delivery and performance of the Underwriting Agreement by the Company, in its own capacity and, in its capacity as general partner of the Operating Partnership, on behalf of the Operating Partnership have been duly authorized by all necessary corporate action required under the Charter and Bylaws of the Company and the MGCL, and the Underwriting Agreement has been duly executed and delivered by the Company in its own capacity and, in its capacity as general partner of the Operating Partnership, on behalf of the Operating Partnership.

6. The execution, delivery and performance of the Underwriting Agreement and the issuance and sale of the Shares by the Company and the consummation by the Company of the transactions contemplated by the Underwriting Agreement do not and will not (a) contravene any provision of the MGCL, (b) conflict with, or result in a breach of, or constitute a default under (or constitute any event which with notice, lapse of time, or both would constitute a breach of or default under) any provisions of the Charter or Bylaws of the Company or (c) to our knowledge, result in any violation of any order, rule, regulation or decree of any court or governmental agency or authority of the State of Maryland issued under or pursuant to the MGCL and applicable to the properties, assets or business owned or proposed to be owned by the Company.

7. The authorized capital stock of the Company (including the Common Stock) and the Shares conform as to legal matters, in all material respects, to the descriptions set forth under the caption “Description of Capital Stock”, as supplemented by the statements under the caption “Supplemental Description of Capital Stock”, in the Disclosure Package and the Prospectus.

A-1

8. No stockholder of the Company or any other person has any preemptive right or other similar right to subscribe for or purchase securities of the Company arising by operation of the Charter or Bylaws of the Company or the MGCL.

9. The statements set forth in the Disclosure Package and the Prospectus under the captions “Description of Capital Stock” as supplemented by the statements under the caption “Supplemental Description of Capital Stock,” and “Certain Provisions of Maryland Law and of Our Charter and Bylaws” as supplemented by the statements under the caption “Supplemental Description of Certain Provisions of Maryland Law and of Our Charter and Bylaws”, and in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2009 under the captions “Risk Factors—There are restrictions on the ownership of our capital stock, which limit the opportunities for a change of control at a premium to existing stockholders,” and “Risk Factors—Our charter contains provisions that may delay, deter, or prevent a change of control transaction”, insofar as such statements constitute a summary of the Charter or Bylaws of the Company or the MGCL, constitute fair and accurate summaries thereof.

10. No consent, approval, authorization, order of or qualification with any court or governmental agency or authority of the State of Maryland (other than as may be required under Maryland securities, blue sky or real estate syndication laws, as to which no opinion is expressed) is required to be obtained by the Company under the MGCL in connection with the execution, delivery and performance of the Underwriting Agreement by the Company or the offering, issuance or sale of the Shares under the Underwriting Agreement, except for such as have been obtained or waived.

In rendering such opinion, such counsel shall state that Latham & Watkins LLP, in rendering its opinions pursuant to the Underwriting Agreement, may rely upon such opinion of special Maryland counsel as if it were addressed to them as to all matters arising under or governed by the laws of the State of Maryland. In addition, in rendering such opinion, such counsel may rely, insofar as such opinion involves factual matters, to the extent they deem proper, on certificates of responsible officers of the Company and public officials. In the event that Latham & Watkins LLP, in rendering the Tax Opinions (as defined in Exhibit B to the Underwriting Agreement), relies upon a separate opinion (the “Separate Opinion”) of such special Maryland counsel, such Separate Opinion of special Maryland counsel shall also be addressed to the Representatives and the Underwriters or shall contain a statement to the effect the Representatives and the Underwriters may rely upon such opinion as if it were addressed to them and shall also comply with the other applicable requirements set forth in the last paragraph of Exhibit B to the Underwriting Agreement. Such opinion shall state that all references to the “Charter” of the Company include, without limitation, all articles supplementary with respect to any class or series of preferred stock.

A-2

EXHIBIT B

Form of Opinion of Latham & Watkins LLP

1. The Registration Statement and any post-effective amendments thereto have become effective under the Securities Act. With your consent, based solely on a telephonic confirmation by a member of the Staff of the Commission on April 20, 2010, no stop order suspending the effectiveness of the Registration Statement has been issued under the Securities Act and no proceedings therefor have been initiated by the Commission. The Pre-Pricing Prospectus has been filed in accordance with Rule 424(b) (without reliance on Rule 424(b)(8)) under the Securities Act, and the Prospectus has been filed in accordance with Rule 424(b) (without reliance on Rule 424(b)(8)) and Rule 430B under the Securities Act. With your consent based solely on a certificate of an officer of the Company, the Company has not received from the Commission any notice pursuant to Rule 401(g)(2) of the Securities Act objecting to the use of the automatic shelf registration statement form.

2. The Registration Statement at April 15, 2010, including the information deemed to be a part thereof pursuant to Rule 430B under the Securities Act, and the Prospectus, as of its date, each appeared on its face to be appropriately responsive in all material respects to the applicable form requirements for registration statements on Form S-3 under the Securities Act and the rules and regulations of the Commission thereunder; it being understood, however, that we express no view with respect to Regulation S-T or the financial statements, schedules or other financial data included in, incorporated by reference in, or omitted from, the Registration Statement or the Prospectus. For purposes of this paragraph, we have assumed that the statements made in the Registration Statement and the Prospectus are correct and complete.

3. Each document filed pursuant to the Exchange Act and incorporated or deemed to be incorporated by reference in the Prospectus (the “Incorporated Documents”), as of its respective filing date, appeared on its face to be appropriately responsive in all material respects to the applicable form requirements for reports on Form 10-K, Form 10-Q and Form 8-K and proxy statements under Regulation 14A, as the case may be, under the Exchange Act and the rules and regulations of the Commission thereunder; it being understood, however, that we express no view with respect to Regulation S-T or the financial statements or schedules or other financial data included in, incorporated by reference in, or omitted from the Incorporated Documents. For purposes of this paragraph, we have assumed that the statements made in the Incorporated Documents are correct and complete.

4. With your consent based solely on a certificate of an officer of the Company as to factual matters, none of the Company, the Operating Partnership or any Subsidiary (as defined below) is, and immediately after giving effect to the sale of the Shares in accordance with the Underwriting Agreement and the application of the proceeds as described in the Prospectus Supplement under the caption “Use of Proceeds” will be, required to be registered as an “investment company” within the meaning of the Investment Company Act of 1940, as amended. As used herein, “Subsidiary” means (i) the Operating Partnership; (ii) the Finance Partnership; (iii) Kilroy Realty Finance, Inc., a Delaware corporation; (iv) Kilroy Services, LLC, a Delaware limited liability company; (v) Kilroy Realty TRS, Inc., a Delaware corporation; (vi) Kilroy RB LLC, a Delaware limited liability company; and (vii) Kilroy RB II LLC, a Delaware limited liability company.

5. With your consent based solely on certificates from public officials, we confirm that the Company is in good standing under the laws of the State of California and is qualified to do business in the State of California.

6. Each of the Operating Partnership and the Finance Partnership is a limited partnership organized under the Delaware Revised Uniform Limited Partnership Act (the “DRULPA”), with limited partnership power and authority to own and lease its properties and conduct its business as described in the Disclosure Package and the Prospectus and, with respect to the Operating Partnership, to enter into the Underwriting Agreement and perform its obligations thereunder. With your consent based solely on certificates from public officials, we confirm that each of the Operating Partnership and the Finance Partnership is validly existing and in good standing under the laws of the State of Delaware and is qualified to do business in the State of California.

7. The execution and delivery of the Underwriting Agreement by the Company and the Operating Partnership and the issuance and sale of the Shares by the Company to you and the other Underwriters pursuant to the Underwriting Agreement do not on the date hereof:

(i) violate the Partnership Agreement; or

(ii) violate the DRULPA, or any federal or California statute, rule or regulation applicable to the Company and the Operating Partnership; or

(iii) result in the breach of, or a default under, any indentures, notes, loan agreements, mortgages, deeds of trust, security agreements or other written agreements or instruments creating, evidencing or securing indebtedness of the Company or the Operating Partnership for borrowed money, or any other agreements identified to us by an officer of the Company or the Operating Partnership as material to the Company or the Operating Partnership and listed in Exhibit A to this opinion (the “Specified Agreements”); or

(iv) require any consents, approvals, or authorizations to be obtained by the Company or the Operating Partnership from, or any registrations, declarations or filings to be made by the Company or the Operating Partnership with, any governmental authority under the DRULPA or any California or federal statute, rule or regulation applicable to the Company or the Operating Partnership that have not been obtained or made.

8. Assuming the due authorization of the Company by all necessary corporate action required under the charter and bylaws of the Company and the Maryland General Corporation Law to act in its capacity as general partner of the Operating Partnership, the Underwriting Agreement has been duly authorized, executed and delivered by the Operating Partnership.

9. To our knowledge, there are no persons with registration rights to have any equity or debt securities registered for sale under the Registration Statement or included in the offering of the Shares contemplated by the Underwriting Agreement.

10. The statements in the Base Prospectus under the caption “Description of the Material Provisions of the Partnership Agreement of Kilroy Realty, L.P.” (other than as set forth under the heading “—Series B Junior Participating Preferred Units”), as modified by the statements in the Pre-Pricing Prospectus and the Prospectus Supplement under the caption “Supplemental Description of Material Provisions of the Partnership Agreement of Kilroy Realty, L.P.,” insofar as they purport to describe or summarize certain provisions of the documents, the DRULPA or U.S. federal or California laws referred to therein, are accurate descriptions or summaries in all material respects.

In rendering such opinions, such counsel may limit its opinions to the DRULPA, the federal laws of the United States of America and the laws of the State of California, and matters specifically governed thereby. In rendering such opinions, such counsel may also rely, as to matters of fact (but not as to legal conclusions), to the extent they deem proper, on certificates of responsible officers of the Company and the Operating Partnership and public officials. A separate letter to the following effect shall be delivered:

The primary purpose of our professional engagement was not to establish or confirm factual matters or financial or quantitative information. Therefore, we are not passing upon and do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in, or incorporated by reference in, the Registration Statement, the Base Prospectus, the Pre-Pricing Prospectus, the information set forth on Schedule D to the Underwriting Agreement (the “Pricing Information Annex”), or the Prospectus (or the Incorporated Documents) (except to the extent expressly set forth in the numbered paragraph 10 in our letter to you of even date (regarding the content of paragraph 10 above) and in the numbered paragraph 2 in our letter to you of even date with respect to certain tax matters (regarding the content of the second bullet below of the Tax Opinions)), and have not made an independent check or verification thereof (except as aforesaid). However, in the course of acting as counsel to the Company in connection with the preparation by the Company of the Registration Statement, the Base Prospectus, the Pre-Pricing Prospectus, the Pricing Information Annex, and the Prospectus, we reviewed the Registration Statement, the Base Prospectus, the Pre-Pricing Prospectus, the Pricing Information Annex, the Prospectus and the Incorporated Documents, and participated in conferences and telephone conversations with officers and other representatives of the Company, the independent public accountants for the Company, your representatives and your counsel, during which conferences and conversations the contents of the Registration Statement, the Pre-Pricing Prospectus, the Pricing Information Annex, and the Prospectus (and portions of the Incorporated Documents) and related matters were discussed. We also reviewed and relied upon certain corporate records and documents, letters from counsel and accountants, and oral and written statements of officers and other representatives of the Company and others as to the existence and consequence of certain factual and other matters.

Based on our participation, review and reliance as described above, we advise you that no facts came to our attention that caused us to believe that:

•

the Registration Statement, at the time it became effective on April 15, 2010 including the information deemed to be a part of the Registration Statement pursuant to Rule 430B under the Securities Act (together with the Incorporated Documents at that time), contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

•

the Pre-Pricing Prospectus, as of 8:30 a.m. New York City Time on April 15, 2010 (together with the Incorporated Documents at that time), when taken together with the Pricing Information Annex, contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; or

•

the Prospectus, as of the date of the Prospectus Supplement or as of the date hereof (together with the Incorporated Documents as of those respective dates), contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

it being understood that we express no belief with respect to the financial statements, schedules or other financial data included or incorporated by reference in, or omitted from, the Registration Statement, the Base Prospectus, the Pre-Pricing Prospectus, the Pricing Information Annex, the Prospectus or the Incorporated Documents.

In addition, a separate letter to the following effect shall be delivered (collectively, the “Tax Opinions”):

•

Commencing with the Company’s taxable year ending December 31, 1997, the Company has been organized and has operated in conformity with the requirements for qualification and taxation as a real estate investment trust (“REIT”) under the Internal Revenue Code of 1986, as amended (the “Code”), and its proposed method of operation will enable the Company to meet the requirements for qualification and taxation as a REIT under the Code; and

•

The statements in Exhibit 99.2 to the Company’s Current Report on Form 8-K filed with the Commission on April 14, 2010, insofar as they purport to constitute summaries of United States federal income tax law and regulations or legal conclusions with respect thereto, constitute accurate summaries of the matters described therein in all material respects.

The Tax Opinions may be subject to such assumptions, limitations and qualifications as shall be satisfactory to counsel for the Underwriters. In particular, the Tax Opinions may be conditioned upon certain representations made by the Company as to factual matters through a certificate of an officer of the Company (the “Officer’s Certificate”). In rendering the Tax Opinions, Latham & Watkins LLP may assume the accuracy of an opinion of Ballard Spahr LLP, special Maryland counsel to the Company, with respect to the enforceability of the stock ownership limits set forth in the Company’s charter, so long as such opinion of special Maryland counsel (i) is dated the same date as such opinion of Latham & Watkins LLP, (ii) is addressed to the Representatives and the Underwriters or contains a statement to the effect that the Representatives and the Underwriters may rely upon such opinion as if it were addressed to them and (iii) is otherwise in form and substance satisfactory to counsel for the Underwriters, and a copy of such opinion of special Maryland counsel is delivered to the Representatives together with such opinion of Latham & Watkins LLP. In addition, the Tax Opinions may be based upon the factual representations of the Company concerning its business and properties as set forth in the Registration Statement and Prospectus. The Tax Opinions may state that they relate only to the federal income tax laws of the United States and such counsel need not express any opinion with respect to the applicability thereto, or the effect thereon, of other federal laws, the laws of any state or other jurisdiction or as to any matters of municipal law or the laws of any other local agencies within any state. The Tax Opinions may state that they are based on various statutory provisions, regulations promulgated thereunder and interpretations thereof by the Internal Revenue Service and the courts having jurisdiction over such matters, all of which are subject to change either prospectively or retroactively, that any such change may affect the conclusions stated therein, and that any variation or difference in the facts from those set forth in the Registration Statement, the Pre-Pricing Prospectus, the Prospectus, the Company’s second Current Report on Form 8-K filed with the Commission on April 14, 2010 or the Officer’s Certificate may affect the conclusions stated therein. Moreover, the Tax Opinions may state that the Company’s qualification and taxation as a real estate investment trust depends upon the Company’s ability to meet the various qualification tests imposed under the Code, including through actual annual operating results, asset composition, distribution levels and diversity of stock ownership, the results of which have not been and will not be reviewed by such counsel, and, accordingly, no assurance can be given that the actual results of the Company’s operation for any one taxable year will satisfy such requirements. Such opinion shall state that references therein to “subsidiaries” of the Company shall include, without limitation, the Operating Partnership.

EXHIBIT C

Form of Lock-Up Agreement

April 15, 2010

Merrill Lynch, Pierce, Fenner & Smith

    Incorporated

One Bryant Park

New York, New York 10036

As Representative of the several Underwriters

Re:	Kilroy Realty Corporation, a Maryland corporation (the “Company”)

Ladies and Gentlemen:

The undersigned is an owner of record or beneficially of certain shares of common stock of the Company (“Common Stock”), securities convertible into or exercisable or exchangeable for Common Stock, or units representing common limited partnership interest (“Common Units”) of Kilroy Realty, L.P., a Delaware limited partnership (the “Operating Partnership”). The Company proposes to carry out a public offering of Common Stock (the “Offering”) for which you will act as representative (the “Representative”) of the underwriters. The undersigned recognizes that the Offering will be of benefit to the undersigned and will benefit the Company. The undersigned acknowledges that you and the other underwriters, if any, are relying on the representations and agreements of the undersigned contained in this agreement in carrying out the Offering and in entering into an underwriting agreement (the “Underwriting Agreement”) with the Company and the Operating Partnership with respect to the Offering.

C-1

In consideration of the foregoing, the undersigned hereby agrees that the undersigned will not, (and will cause any spouse and immediate family member of the spouse or the undersigned living in the undersigned’s household not to), without the prior written consent of the Representative (which consent may be withheld in its discretion), directly or indirectly, sell, offer, contract or grant any option to sell (including without limitation any short sale), pledge, transfer, establish an open “put equivalent position” or liquidate or decrease a “call equivalent position” within the meaning of Rule 16a-1 under the Securities Exchange Act of 1934, as amended, or otherwise dispose of or transfer (or enter into any transaction which is designed to, or might reasonably be expected to, result in the disposition of) including the filing (or participation in the filing of) of a registration statement with the Securities and Exchange Commission in respect of, any shares of Common Stock or Common Units or any securities exchangeable or exercisable for or convertible into shares of Common Stock or Common Units currently or hereafter owned either of record or beneficially (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended) by the undersigned (or such spouse or family member), or publicly announce an intention to do any of the foregoing, for a period commencing on the date hereof and continuing through the close of trading on the date 60 days after the date of the final prospectus relating to the Offering (the “Lock-Up Period”). The restrictions set forth in the immediately preceding sentence shall not apply to (i) the surrender of Common Units to the Company or the Operating Partnership in connection with the redemption of such Common Units pursuant to the Fifth Amended and Restated Agreement of Limited Partnership of the Operating Partnership, as amended from time to time (the “Partnership Agreement”), (ii) transfers of shares of Common Stock or Common Units or securities exercisable or exchangeable for or convertible into shares of Common Stock to family members of the undersigned or for the benefit of a charitable beneficiary or to a charitable foundation (so long as such transfers are not for value), (iii) pledges of shares of Common Stock or Common Units or securities exercisable or exchangeable for or convertible into shares of Common Stock to a lending institution as collateral or security for a bona fide loan or other extension of credit and (iv) transfers of shares of Common Stock or Common Units or securities exercisable or exchangeable for or convertible into shares of Common Stock to the Company pursuant to the Company’s incentive stock plan in connection with the exercise of stock options or the satisfaction of withholding or other obligations upon the vesting of restricted stock grants; provided, however, that any shares of Common Stock and any securities exchangeable or exercisable for or convertible into shares of Common Stock and any other securities issued upon redemption of Common Units pursuant to clause (i) shall be subject to the restrictions set forth in this agreement; and provided, further, that it shall be a condition to any transfer or pledge pursuant to clause (ii), (iii) or (iv) above that the transferee or pledgee, as the case may be, executes and delivers to the Representative, not later than one business day prior to such transfer or pledge, as the case may be, a written agreement, in form and substance reasonably satisfactory to the Representative, in substantially the form of this agreement, including, among other provisions, a provision to the effect that the shares of Common Stock or Common Units or securities exercisable or exchangeable for or convertible into shares of Common Stock transferred or pledged pursuant to clause (ii), (iii) or (iv) above shall be subject to the restrictions set forth in this agreement. In addition, the undersigned agrees that, without the prior written consent of the Representative, it will not, during the Lock-Up Period, make any demand for or exercise any right with respect to, the registration of any shares of Common Stock or Common Units or any securities convertible into or exercisable or exchangeable for Common Stock or Common Units and waives any right to receive notice of the Offering.

The undersigned also agrees and consents to the entry of stop transfer instructions with the Company’s transfer agents and registrars against the transfer of shares of Common Stock or Common Units or securities convertible into or exchangeable or exercisable for Common Stock or Common Units held by the undersigned except in compliance with the foregoing restrictions.

If an Underwriting Agreement is not executed and delivered by the Company, the Operating Partnership and the Representative on or prior to May 31, 2010, this agreement shall automatically terminate.

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C-2

This agreement is irrevocable and will be binding on the undersigned and the respective successors, heirs, personal representatives, and assigns of the undersigned. This agreement shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

Printed Name of Holder

By:
Signature

Printed Name of Person Signing
(and indicate capacity of person signing if signing as custodian, trustee, or on behalf of an entity)

Printed mailing address, email address and facsimile number for notices:

Address:

Email address:
Facsimile:

C-3